Delaware Life Variable Account D

Financial Statements as of and for the Year Ended December 31, 2024

and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2024

Page(s)
Report of Independent Registered Public Accounting Firm	1-2

Financial Statements:

Statement of Assets and Liabilities	3-4

Statement of Operations	5-7

Statements of Changes in Net Assets	8-11

Notes to the Financial Statements	12-18

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Owners of Delaware Life Variable Account D:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts listed in the Appendix that comprise Delaware Life Variable Account D (the Separate Account), as of December 31, 2024, the related statement of operations and statements of changes in net assets for the periods indicated in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the four-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 2024, the results of their operations and changes in their net assets for the periods indicated in the Appendix, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the year or period ended on or prior to December 31, 2020 were audited by other independent registered public accountants whose report, dated April 28, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Sub-Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual funds; when replies were not received from the transfer agent, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Delaware Life Insurance Company’s Separate Accounts since 2021.

Boston, Massachusetts

April 24, 2025

Appendix

MFS Corporate Bond Portfolio (Class A) Sub-Account (MB9) (1)

MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account (MB2) (1)

MFS Massachusetts Investors Trust (Class A) Sub-Account (MB4) (1)

MFS Total Return Fund (Class A) Sub-Account (ME5) (1)

MFS U.S. Government Money Market Fund (Class A) Sub-Account (MD8) (1)

MFS VIT II Government Securities Portfolio I Class Sub-Account (M96) (1)

MFS VIT II High Yield Portfolio I Class Sub-Account (MA6) (1)

MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6) (1)

(1)

Statement of assets and liabilities as of December 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. Financial highlights for the year or period ended on December 31, 2020 were audited by other independent registered public accountants.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2024

		Assets			Liabilities
	Shares	Cost	Investments at fair value	Total assets	Payable to Sponsor	Net Assets
MFS Corporate Bond Portfolio (Class A) Sub-Account (MB9)	11,854	$164,985	$144,972	$144,972	$—	$144,972
MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account (MB2)	15,761	487,674	664,633	664,633	—	664,633
MFS Massachusetts Investors Trust (Class A) Sub-Account (MB4)	28,028	902,988	1,005,067	1,005,067	—	1,005,067
MFS Total Return Fund (Class A) Sub-Account (ME5)	19,651	369,699	371,600	371,600	—	371,600
MFS U.S. Government Money Market Portfolio Initial Class Sub-Account (MD8)	510,395	510,395	510,395	510,395	224	510,171
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	42,292	541,847	447,030	447,030	—	447,030
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	78,608	433,118	394,614	394,614	—	394,614
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	279,130	5,663,678	6,685,152	6,685,152	—	6,685,152

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2024

	Total Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
MB9	2,851	$144,972	$—	$144,972
MB2	2,150	664,633	—	664,633
MB4	4,291	1,005,067	—	1,005,067
ME5	2,912	371,600	—	371,600
MD8	27,597	509,881	290	510,171
M96	12,734	447,030	—	447,030
MA6	5,810	394,614	—	394,614
MD6	114,845	6,685,152	—	6,685,152

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2024

	MB9	MB2	MB4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,393	$1,463	$4,635
Expenses:
Mortality and expense risk charges	(1,798)	(8,648)	(12,110)

Net investment income (loss)	4,595	(7,185)	(7,475)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(280)	48,199	12,765
Realized gain distributions	—	51,209	124,076

Net realized gains (losses)	(280)	99,408	136,841

Net change in unrealized appreciation (depreciation)	(2,172)	5,336	30,441

Net realized and change in unrealized gains (losses)	(2,452)	104,744	167,282

Net increase (decrease) in net assets from operations	$2,143	$97,559	$159,807

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2024

	ME5	MD8	M96
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,354	$23,762	$16,684
Expenses:
Mortality and expense risk charges	(4,911)	(6,161)	(5,433)

Net investment income (loss)	4,443	17,601	11,251

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,041	—	(6,933)
Realized gain distributions	21,648	—	—

Net realized gains (losses)	33,689	—	(6,933)

Net change in unrealized appreciation (depreciation)	(13,896)	—	(6,016)

Net realized and change in unrealized gains (losses)	19,793	—	(12,949)

Net increase (decrease) in net assets from operations	$24,236	$17,601	$(1,698)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENT OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2024

	MA6	MD6
	Sub-Account	Sub-Account
Income:
Dividend income	$24,237	$22,827
Expenses:
Mortality and expense risk charges	(4,540)	(77,834)

Net investment income (loss)	19,697	(55,007)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,488)	254,681
Realized gain distributions	—	572,193

Net realized gains (losses)	(2,488)	826,874

Net change in unrealized appreciation (depreciation)	4,518	142,242

Net realized and change in unrealized gains (losses)	2,030	969,116

Net increase (decrease) in net assets from operations	$21,727	$914,109

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MB9 Sub-Account		MB2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$4,595	$3,706	$(7,185)	$(4,765)
Net realized gains (losses)	(280)	(291)	99,408	27,591
Net change in unrealized appreciation (depreciation)	(2,172)	6,583	5,336	98,472

Increase (decrease) in net assets from operations	2,143	9,998	97,559	121,298

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	6	17	21	(5)
Withdrawals, surrenders, annuitizations and contract charges	(421)	(186)	(90,102)	(5,890)

Net accumulation activity	(415)	(169)	(90,081)	(5,895)

Annuitization Activity:
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(415)	(169)	(90,081)	(5,895)
Total increase (decrease) in net assets	1,728	9,829	7,478	115,403
Net assets at beginning of year	143,244	133,415	657,155	541,752

Net assets at end of year	$144,972	$143,244	$664,633	$657,155

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MB4 Sub-Account		ME5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$(7,475)	$(3,124)	$4,443	$5,821
Net realized gains (losses)	136,841	100,384	33,689	22,586
Net change in unrealized appreciation (depreciation)	30,441	43,008	(13,896)	14,593

Increase (decrease) in net assets from operations	159,807	140,268	24,236	43,000

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	1,236	—	3,709	—
Transfers between Sub-Accounts (including the Fixed Account), net	25	(290)	3	(40)
Withdrawals, surrenders, annuitizations and contract charges	(36,785)	(55,412)	(164,005)	(48,131)

Net accumulation activity	(35,524)	(55,702)	(160,293)	(48,171)

Annuitization Activity:
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(35,524)	(55,702)	(160,293)	(48,171)

Total increase (decrease) in net assets	124,283	84,566	(136,057)	(5,171)
Net assets at beginning of year	880,784	796,218	507,657	512,828

Net assets at end of year	$1,005,067	$880,784	$371,600	$507,657

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MD8 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$17,601	$15,854	$11,251	$1,550
Net realized gains (losses)	—	—	(6,933)	(10,194)
Net change in unrealized appreciation (depreciation)	—	—	(6,016)	22,287

Increase (decrease) in net assets from operations	17,601	15,854	(1,698)	13,643

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	46	39	(2)	(53)
Withdrawals, surrenders, annuitizations and contract charges	(1,383)	(352)	(28,655)	(37,583)

Net accumulation activity	(1,337)	(313)	(28,657)	(37,636)

Annuitization Activity:
Adjustments to annuity reserves	(35)	(35)	—	—

Net annuitization activity	(35)	(35)	—	—

Net increase (decrease) from contract owner transactions	(1,372)	(348)	(28,657)	(37,636)

Total increase (decrease) in net assets	16,229	15,506	(30,355)	(23,993)
Net assets at beginning of year	493,942	478,436	477,385	501,378

Net assets at end of year	$510,171	$493,942	$447,030	$477,385

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2024 AND 2023

	MA6 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023
Operations:
Net investment income (loss)	$19,697	$18,025	$(55,007)	$(52,467)
Net realized gains (losses)	(2,488)	(12,233)	826,874	589,732
Net change in unrealized appreciation (depreciation)	4,518	35,110	142,242	697,132

Increase (decrease) in net assets from operations	21,727	40,902	914,109	1,234,397

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	7	—	1,588	1,099
Withdrawals, surrenders, annuitizations and contract charges	(10,005)	(64,189)	(688,589)	(560,426)

Net accumulation activity	(9,998)	(64,189)	(687,001)	(559,327)

Annuitization Activity:
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(9,998)	(64,189)	(687,001)	(559,327)

Total increase (decrease) in net assets	11,729	(23,287)	227,108	675,070
Net assets at beginning of year	382,885	406,172	6,458,044	5,782,974

Net assets at end of year	$394,614	$382,885	$6,685,152	$6,458,044

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2024

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account D (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on August 20, 1985 as a funding vehicle for the variable portion of group fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes, merged, or were closed during the current year.

There were no Sub-Accounts held by the contract owners of the Variable Account that were commenced during the current year or were opened within the past five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2024. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Contract Loans

Contract holders are permitted to borrow against the cash value of their accounts. The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset. Contract loan activity is reflected in Transfers between Sub-Accounts, net in the Statements of Changes in Net Assets.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are the fair value measurement of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2024, noting that there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2024, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2024. There were no transfers between levels during the year ended December 31, 2024.

4. RELATED-PARTY TRANSCATIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor. As of December 31, 2024, the annual rate varies from 0.95% to 1.25% of the total purchase payments credited to all contract owners’ accounts under contract. These charges are reflected in the Statements of Operations.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Administration charges

Each year on the account anniversary, an account administration fee (“Account Fee”) is deducted from the Variable Account to reimburse the Sponsor for certain administrative expenses. After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year. The Account Fee varies based on total purchase payments credited to all participants’ accounts under the group contract as highlighted in the following table:

Purchase Payment	Account Fee
Up to $250,000	$25
$250,000 to $1,499,999	$18
$1,500,000 to $4,999,999	$15
$5,000,000 and Over	$12

The Account Fee is reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges” in the Accumulation Activity section or as a component of “Annuity payments and contract charges” in the Annuitization Activity section.

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase. In no event shall the aggregate surrender charges exceed 6% of the portion of the amount the contract participant surrenders that represents purchase payments made during the seven years immediately preceding the request for surrender. The surrender charge is reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the amount applied to provide an annuity at the time of annuitization.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year. The Individual Annuitant Mortality Table utilized is subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2024 were as follows:

	Purchases	Sales
MB9	$6,395	$2,225
MB2	52,672	98,774
MB4	129,573	48,556
ME5	34,484	168,720
MD8	23,791	7,559
M96	16,684	34,121
MA6	24,237	14,562
MD6	595,629	765,856

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2024 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
MB9	—	8	(8)
MB2	—	294	(294)
MB4	6	168	(162)
ME5	29	1,326	(1,297)
MD8	—	77	(77)
M96	—	811	(811)
MA6	—	149	(149)
MD6	29	12,388	(12,359)

The changes in units outstanding for the year ended December 31, 2023 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
MB9	—	4	(4)
MB2	19	45	(26)
MB4	—	314	(314)
ME5	58	486	(428)
MD8	—	20	(20)
M96	20	1,122	(1,102)
MA6	—	1,057	(1,057)
MD6	2,555	14,889	(12,334)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

10. SEGMENT REPORTING

The Variable Account derives revenues from certain variable annuity products sold by the Sponsor. The Sponsor has identified its Chief Product Officer as the chief operating decision maker (“CODM”) for overseeing the Variable Account’s variable annuity products and the performance of the Funds to evaluate the results of the business and make operational decisions. The Variable Account’s products constitute a single operating segment and therefore, a single reportable segment. The Variable Account is structured with a limited purpose by design and its sole purpose is to record and report the Funds’ activities and performance. Investment performance of the Funds may vary based on the Fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein. Refer to the Variable Account’s Statement of Operations for segment expenses for the year ended December 31, 2024 and the Statement of Assets and Liabilities for segment assets at December 31, 2024.

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

11. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MB9
2024	2,851		$50.8469		$144,972	4.43%		1.25%			1.49%
2023	2,859		50.0988		143,244	3.96		1.25			7.52
2022	2,863		46.5952		133,415	2.91		1.25			(17.65)
2021	5,037		56.5826		285,015	2.43		1.25			(2.70)
2020	5,037		58.1507		292,926	2.63		1.25			9.63
MB2
2024	2,150	353.8231	to	307.4857	664,633	0.21	1.10	to	1.25	15.05	to	14.88
2023	2,444	307.5274	to	267.6527	657,155	0.44	1.10	to	1.25	22.74	to	22.55
2022	2,470	250.5608	to	218.3949	541,752	0.36	1.10	to	1.25	(20.11)	to	(20.23)
2021	2,826	313.6450	to	273.7858	776,698	0.18	1.10	to	1.25	24.83	to	24.64
2020	2,831	251.2598	to	219.6540	624,270	0.16	1.10	to	1.25	21.10	to	20.92
MB4
2024	4,291	190.3183	to	235.6979	1,005,067	0.47	0.95	to	1.25	18.55	to	18.19
2023	4,453	160.5450	to	199.4209	880,784	0.86	0.95	to	1.25	18.03	to	17.68
2022	4,767	136.0194	to	169.4568	796,218	0.80	0.95	to	1.25	(17.12)	to	(17.37)
2021	6,125	164.1194	to	205.0714	1,241,804	0.66	0.95	to	1.25	25.63	to	25.26
2020	6,205	130.6398	to	163.7227	1,004,379	0.78	0.95	to	1.25	13.04	to	12.71
ME5
2024	2,912	98.2696	to	130.2192	371,600	2.30	0.95	to	1.25	6.59	to	6.28
2023	4,209	92.1905	to	122.5297	507,657	2.40	0.95	to	1.25	9.27	to	8.95
2022	4,637	84.3690	to	112.4665	512,828	1.75	0.95	to	1.25	(10.51)	to	(10.78)
2021	5,300	94.2799	to	126.0508	657,752	1.37	0.95	to	1.25	12.90	to	12.57
2020	5,979	83.5045	to	111.9760	642,730	1.90	0.95	to	1.25	8.67	to	8.35
MD8
2024	27,597	18.3743	to	18.5553	510,171	4.73	0.95	to	1.25	3.86	to	3.55
2023	27,674	17.6919	to	17.9197	493,942	4.49	0.95	to	1.25	3.61	to	3.30
2022	27,694	17.0753	to	17.3464	478,436	1.58	0.95	to	1.25	0.22	to	(0.07)
2021	7,673	17.0372	to	17.3590	131,191	0.00	0.95	to	1.25	(0.94)	to	(1.23)
2020	10,066	17.1990	to	17.5760	173,851	0.18	0.95	to	1.25	(0.73)	to	(1.02)
M96
2024	12,734	36.2701	to	34.8486	447,030	3.61	0.95	to	1.25	(0.18)	to	(0.48)
2023	13,545	36.3361	to	35.0167	477,385	1.50	0.95	to	1.25	3.17	to	2.86
2022	14,647	35.2202	to	34.0420	501,378	2.09	0.95	to	1.25	(13.08)	to	(13.34)
2021	15,257	40.5207	to	39.2813	602,360	2.18	0.95	to	1.25	(2.81)	to	(3.10)
2020	16,099	41.6929	to	40.5378	655,472	2.92	0.95	to	1.25	5.38	to	5.06

DELAWARE LIFE VARIABLE ACCOUNT D

(A Separate Account of Delaware Life Insurance Company)

11. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,					For the years ended December 31,
	Units	Unit Value[4]			Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]			Total Return[3]
MA6
2024	5,810	$67.5343	to	$68.3705	$394,614	6.20%	0.95%	to	1.25%	5.91%	to	5.59%
2023	5,959	63.7654	to	64.7483	382,885	5.76	0.95	to	1.25	11.35	to	11.02
2022	7,016	57.2641	to	58.3191	406,172	5.58	0.95	to	1.25	(11.36)	to	(11.62)
2021	7,213	64.5993	to	65.9846	472,104	4.99	0.95	to	1.25	2.51	to	2.21
2020	9,064	63.0157	to	64.5583	580,005	5.60	0.95	to	1.25	4.09	to	3.78
MD6
2024	114,845	60.2934	to	57.6526	6,685,152	0.35	0.95	to	1.25	15.16	to	14.82
2023	127,204	52.3548	to	50.2116	6,458,044	0.29	0.95	to	1.25	22.84	to	22.48
2022	139,538	42.6190	to	40.9955	5,782,974	0.10	0.95	to	1.25	(20.02)	to	(20.25)
2021	144,590	53.2851	to	51.4073	7,506,922	0.24	0.95	to	1.25	24.79	to	24.42
2020	155,781	42.7004	to	41.3181	6,499,462	0.45	0.95	to	1.25	21.37	to	21.01

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

These unit values are not a direct calculation of net asset over the number of units allocated to the Sub-Account. The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2024 and 2023 and for the Years Ended

December 31, 2024, 2023 and 2022

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Independent Auditors’ Report

The Board of Directors

Delaware Life Insurance Company:

Opinions

We have audited the financial statements of Delaware Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2024, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2024 in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ KPMG LLP

Hartford, Connecticut

April 17, 2025

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

AS OF DECEMBER 31, 2024 AND 2023 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

Admitted Assets	2024	2023
General Account assets:
Bonds	$22,182,484	$18,134,460
Preferred stocks	729,639	802,140
Common stocks	196,204	162,439
Mortgage loans	2,191,508	1,721,502
Real estate	175,974	—
Contract loans	320,642	351,919
Derivatives	749,791	575,141
Other invested assets	1,589,384	1,493,229
Mortgage escrow funds	20,944	16,129
Receivables for securities	69,394	127,334
Cash, cash equivalents and short-term investments	4,193,943	3,859,773

Total cash and invested assets	32,419,907	27,244,066
Accrued investment income	609,241	480,307
Amounts recoverable from reinsurers	7,382	16,753
Other amounts receivable under reinsurance contracts	14,374	9,021
Reinsurance deposit asset	—	76,063
Other amounts receivable under affiliated reinsurance contracts	16,639	—
Current federal and foreign income tax recoverable	22,395	—
Net deferred tax asset	286,009	176,589
Receivables from parent, subsidiaries and affiliates	23,951	185,277
Admitted disallowed interest maintenance reserve	169,590	140,735
Other assets	29,204	34,245

Total General Account assets	33,598,692	28,363,056
Separate Account assets	17,827,382	17,727,809

Total admitted assets	$51,426,074	$46,090,865

(continued)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

AS OF DECEMBER 31, 2024 AND 2023 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

Liabilities and Capital and Surplus	2024	2023
General Account liabilities:
Aggregate reserve for life and annuity contracts	$25,495,837	$21,040,253
Liability for deposit-type contracts	2,708,109	1,979,497
Contract claims	33,045	32,738
Other amounts payable on reinsurance	16,910	147,653
Asset valuation reserve	396,327	282,462
Funds held under reinsurance treaties with unauthorized and certified reinsurers	—	260,713
Funds held under coinsurance	46,855	106,269
Commissions to agents due or accrued	26,501	38,164
General expenses due or accrued	32,520	29,468
Transfers from Separate Accounts due or (accrued), net	(227,625)	(195,531)
Borrowed money	50,000	—
Payable for securities	1,348,826	1,122,769
Payable to parent, subsidiaries, and affiliates	117,377	59,679
Derivatives	586,128	435,850
Current federal and foreign income taxes	—	81,263
Remittances and items not allocated	44,827	232,460
Derivative collateral payable	—	64,282
Other liabilities	57,071	82,818

Total General Account liabilities	30,732,708	25,800,807
Separate Account liabilities	17,827,380	17,727,809

Total liabilities	48,560,088	43,528,616
Capital and surplus:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437
Surplus notes	390,213	390,213
Gross paid in and contributed surplus	1,590,920	1,590,920
Unassigned funds	708,826	433,944
Special surplus funds	169,590	140,735

Total surplus	2,859,549	2,555,812

Total capital and surplus	2,865,986	2,562,249

Total liabilities, capital and surplus	$51,426,074	$46,090,865

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022 (IN THOUSANDS)

	2024	2023	2022
Premiums and other revenues:
Premiums and annuity considerations	$6,780,026	$5,446,325	$2,436,071
Considerations for supplementary contracts with life contingencies	25,181	33,719	26,204
Net investment income	1,806,782	1,243,794	1,117,986
Commissions and expense allowances on reinsurance ceded	104,107	103,237	104,874
Reserve adjustments on reinsurance ceded	(1,056,598)	(964,497)	(897,173)
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	323,541	312,625	336,073
Investment (expense) on reinsurance deposit asset/liability	(246,024)	(261,142)	(154,844)
Reinsurance experience refund	98,336	54,437	105,218
Assets transferred on coinsurance	(78,007)	(118,857)	—
Other income	68,995	62,955	51,986

Total premiums and other revenues	7,826,339	5,912,596	3,126,395
Benefits paid or provided:
Death benefits	117,302	131,919	154,335
Annuity benefits	405,361	381,780	345,465
Health benefits	—	51	1,639
Surrender benefits and withdrawals for life contracts	2,986,373	2,039,161	1,295,060
Interest and adjustments on contract or deposit-type contract funds	58,095	53,499	60,691
Payments on supplementary contracts with life contingencies	43,819	43,820	45,362
Increase in aggregate reserves for life and accident and health contracts	4,474,113	3,734,433	1,245,954

Total benefits paid or provided	8,085,063	6,384,663	3,148,506
Commissions on premiums, annuity considerations and deposit-type contract funds	207,423	115,453	188,091
Commissions and expense allowances on reinsurance assumed	120	116	118
General insurance expenses	347,816	296,678	278,295
Insurance taxes, licenses and fees, excluding federal income taxes	36,323	6,903	6,119
Net transfers from Separate Accounts net of reinsurance	(1,123,912)	(983,184)	(833,857)
Investment (income) expense on funds held	(85,185)	(180,512)	47,393
Expense (income) under hedging program with affiliate	(102,082)	(49,423)	—
Other expenses	246	382	63

Total benefits and expenses	7,365,812	5,591,076	2,834,728
Gain from operations before federal income tax expense and net realized capital gains (losses)	460,527	321,520	291,667
Federal income tax expense, excluding tax on capital gains (losses)	197,724	183,751	46,564

Gain from operations before net realized capital gains (losses)	262,803	137,769	245,103
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	(24,998)	7,207	14,186

Net income	$237,805	$144,976	$259,289

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022 (IN THOUSANDS)

	Capital stock	Surplus notes	Gross paid-in and contributed surplus	Unassigned funds	Special surplus funds	Total
Balances at December 31, 2021	$6,437	$390,213	$1,425,920	$253,772	$—	$2,076,342
Net income	—	—	—	259,289	—	259,289
Change in net unrealized investment gains (losses), net of taxes	—	—	—	(345,740)	—	(345,740)
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	(10,232)	—	(10,232)
Change in net deferred income tax	—	—	—	26,762	—	26,762
Change in nonadmitted assets	—	—	—	2,654	—	2,654
Change in asset valuation reserve	—	—	—	66,457	—	66,457
Paid in capital	—	—	50,000	—	—	50,000
Dividends paid to stockholders	—	—	—	(100,000)	—	(100,000)
Prior period adjustment net of tax	—	—	—	33,174	—	33,174
Investment income on funds held - unrealized	—	—	—	185,983	—	185,983
Other capital changes	—	—	—	(43)	—	(43)

Balances at December 31, 2022	$6,437	$390,213	$1,475,920	$372,076	$—	$2,244,646
Net income	—	—	—	144,976	—	144,976
Change in net unrealized investment gains (losses), net of taxes	—	—	—	42,836	—	42,836
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	4,621	—	4,621
Change in net deferred income tax	—	—	—	141,057	—	141,057
Change in nonadmitted assets	—	—	—	(13,668)	—	(13,668)
Change in asset valuation reserve	—	—	—	(134,844)	—	(134,844)
Paid in capital	—	—	115,000	—	—	115,000
Prior period adjustment net of tax	—	—	—	3,780	—	3,780
Investment income on funds held - unrealized	—	—	—	7,939	—	7,939
Admitted disallowed interest maintenance reserve	—	—	—	(140,735)	140,735	—
Other capital changes	—	—	—	5,906	—	5,906

Balances at December 31, 2023	$6,437	$390,213	$1,590,920	$433,944	$140,735	$2,562,249
Net income	—	—	—	237,805	—	237,805
Change in net unrealized investment gains (losses), net of taxes	—	—	—	59,264	—	59,264
Change in net unrealized foreign exchange capital gain (loss)	—	—	—	(3,837)	—	(3,837)
Change in net deferred income tax	—	—	—	115,459	—	115,459
Change in nonadmitted assets	—	—	—	902	—	902
Change in asset valuation reserve	—	—	—	(113,865)	—	(113,865)
Prior period adjustment net of tax	—	—	—	24,639	—	24,639
Investment expense on funds held - unrealized	—	—	—	(20,622)	—	(20,622)
Admitted disallowed interest maintenance reserve	—	—	—	(28,855)	28,855	—
Other capital changes	—	—	—	3,992	—	3,992

Balances at December 31, 2024	$6,437	$390,213	$1,590,920	$708,826	$169,590	$2,865,986

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022 (IN THOUSANDS)

	2024	2023	2022
Cash flow from operating activities:
Premiums and annuity considerations collected net of reinsurance	$7,194,112	$5,753,440	$2,824,909
Net investment income received	1,677,904	1,258,847	1,086,575
Miscellaneous income	316,561	377,825	389,289

Total receipts	9,188,577	7,390,112	4,300,773
Benefits and loss related payments	(4,866,174)	(3,729,563)	(2,960,471)
Net transfers from Separate Accounts	1,091,818	901,198	829,715
Commissions, expenses paid and aggregate write-ins for deductions	(302,682)	(361,428)	(502,314)
Federal and foreign income taxes recovered (paid)	(298,530)	(108,685)	(11,000)

Total payments	(4,375,568)	(3,298,478)	(2,644,070)

Net cash provided by operating activities	4,813,009	4,091,634	1,656,703

Cash flow from investing activities:
Proceeds from investments sold, matured, repaid or received:
Bonds	4,104,515	877,630	2,998,524
Stocks	183,210	875,522	381,570
Mortgage loans	275,408	175,963	332,138
Other Invested Assets	76,656	139,135	351,593
Miscellaneous proceeds	296,658	129,189	235,472

Total investment proceeds	4,936,447	2,197,439	4,299,297
Cost of investments acquired:
Bonds	(8,292,195)	(4,861,590)	(4,182,569)
Stocks	(243,493)	(354,704)	(89,351)
Mortgage loans	(734,086)	(500,124)	(757,256)
Real Estate	(176,638)	—	—
Other Invested Assets	(131,811)	(345,015)	(74,038)
Miscellaneous applications	(354,734)	(190,874)	(80,612)

Total cost of investments acquired	(9,932,957)	(6,252,307)	(5,183,826)
Net decrease in contract loans and premium notes	31,377	1,731	19,540

Net cash used in investing activities	(4,965,133)	(4,053,137)	(864,989)

Cash flow from financing and miscellaneous activities:
Bilateral loan agreement with affiliate	36,000	175,000	(215,217)
Borrowed funds	50,000	—	—
Net deposits on deposit-type contracts and other liabilities	728,612	416,536	199,557
Capital and paid in surplus	—	115,000	50,000
Dividends paid to stockholders	—	—	(100,000)
Other cash provided (applied)	(328,318)	(26,936)	16,424

Net cash provided by (used in) financing and miscellaneous activities	486,294	679,600	(49,236)

Net change in cash, cash equivalents and short-term investments	334,170	718,097	742,478
Cash, cash equivalents, and short-term investments:
Beginning of year	3,859,773	3,141,676	2,399,198

End of year	$4,193,943	$3,859,773	$3,141,676

(continued)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

STATUTORY STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022 (IN THOUSANDS)

Supplemental disclosures of noncash transactions:

	2024	2023	2022
Exchanges and transfers of invested assets	$282,144	$707,035	$218,534
Modified coinsurance reserve adjustment - net (including premium, miscellaneous income, and benefits)	1,056,598	964,497	897,173
Capitalized interest	41,713	29,255	36,536
Transfer of invested assets in settlement of coinsurance	118,673	—	—
Transfer of invested assets in settlement of funds held under reinsurance treaties with unauthorized reinsurers	115,949	—	—
Surplus note exchanges	—	84,801	—

See accompanying notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

1.	Organization

Delaware Life Insurance Company (the “Company”) is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of DLIC Sub-Holdings, LLC (“DLSH”), a Delaware limited liability company, and an indirect subsidiary of Group 1001 Insurance Holdings, LLC. DLSH was formed in the first quarter of 2022 as a new holding company subsidiary of the Company’s former parent, DLIC Holdings, LLC (“DLH”) (formerly known as Group One Thousand One, LLC).

The Company is licensed to transact business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. The business of the Company includes the issuance, administration, and servicing of a variety of wealth accumulation products, protection products, and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life and disability insurance.

In the normal course of business, the Company reinsures portions of its individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements.

2.	Summary of Significant Accounting Policies

Basis of Presentation - Accounting Practices

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware. The Company has no permitted or prescribed practices that differ from NAIC SAP.

There was no difference in the Company’s net income (loss) or capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2024 and 2023 and for the years ended December 31, 2024, 2023, and 2022.

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The effects on the financial statements of the differences between NAIC SAP and GAAP are not reasonably determinable and are presumed to be material. The primary differences between GAAP and NAIC SAP can be summarized as follows:

•

The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are eliminated with unrealized gains and losses reported directly in equity and realized gains and losses reported in income;

•	Certain assets designated under NAIC SAP as “nonadmitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Certain policy acquisition costs and sales inducements are deferred and amortized over the estimated life of the policies for GAAP rather than charged to operations as incurred;

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

•

Policy and contract reserves for traditional life insurance are based on best estimates of expected mortality, morbidity, persistency and interest for GAAP rather than based on prescribed methodologies;

•

Policy reserves on universal life and certain investment products are reported at account value, including additional liabilities for certain guaranteed benefits such as lifetime income benefit riders valued using actuarial assumptions for GAAP, rather than using prescribed statutory methodologies under NAIC SAP;

•	Certain premiums for life and annuity contracts are recognized as deposits for GAAP rather than recorded as premiums in the period received;

•

Investments in wholly owned insurance subsidiaries, other entities under the control of the Company, and certain variable interest entities are consolidated in the Company’s financial statements under GAAP rather than being carried at the Company’s share of the underlying audited GAAP equity or statutory surplus of a domestic insurance subsidiary;

•

The carrying value of investments in subsidiaries is adjusted for any unamortized goodwill as provided for in Statement of Statutory Accounting Principles (“SSAP”) No. 68, Business Combinations and Goodwill (“SSAP No. 68”). Admissibility of goodwill is subject to certain limitations, and is amortized to unrealized gains and losses. Goodwill includes direct costs of an acquisition that are expensed under GAAP. Amortization of goodwill is elective for private companies under GAAP and is amortized to expense;

•

For equity method investments under GAAP, investee earnings and losses are reported in income and dividends of undistributed earnings reduce the carrying value of the investment. Under NAIC SAP, investee earnings and losses are reported as a change in unrealized gain/loss in capital and surplus, while dividends of accumulated undistributed earnings are reported in investment income;

•

Bonds designated as available for sale and trading securities are reported at fair value for GAAP with unrealized gains and losses reported in equity and income, respectively, rather than at amortized cost (or lower of cost or market for bonds with an NAIC designation of 6);

•

An allowance for credit losses is established for available-for-sale securities under the current expected loss model under GAAP rather than being evaluated for other-than-temporary impairment (“OTTI”) with impairments recorded as a direct write-down of the security’s cost basis for NAIC SAP;

•

Equity/fund investments such as mutual funds and exchange traded funds are classified as equity securities and reported at fair value with changes in fair value reported in earnings under GAAP. Under NAIC SAP, certain equity/fund investments identified by the NAIC’s Securities Valuation Office (the “SVO”) qualify for special bond treatment and are reported using the systematic valuation method;

•

All equity securities, excluding equity method investments, are carried at fair value with changes in fair value reported in earnings for GAAP rather than as unrealized gains and losses in capital and surplus for NAIC SAP;

•	Real estate held for the production of income properties are stated at cost less accumulated depreciation and encumbrances;

•

Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for NAIC SAP. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for NAIC SAP;

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

•

The statements of cash flow reconcile to changes in cash, cash equivalents, and restricted cash for GAAP. Under NAIC SAP, the Statutory Statements of Cash Flow reconcile to changes in cash, cash equivalents, and short-term investments with original maturities of one year or less. A reconciliation of net income to net cash provided by operating activities is not required;

•

Generally, changes in deferred taxes are reported as a component of net income under GAAP. Under NAIC SAP, changes in deferred taxes are direct adjustments to surplus and separately reported in the Statutory Statements of Changes in Capital and Surplus;

•	Money market funds are classified as short-term investments under GAAP and cash equivalents under NAIC SAP;

•

Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under NAIC SAP.

•

Contracts that contain an embedded derivative, including fixed index annuities (“FIAs”), are bifurcated from the host contract and accounted for separately under GAAP. Under NAIC SAP, contracts that contain an embedded derivative are not bifurcated and are accounted for as part of the host contract;

•

Surplus notes designated as available for sale are reported at fair value for GAAP rather than at amortized cost for surplus notes with an NAIC designation of 1 or 2. Surplus notes with an NAIC designation of 3-6 are reported at the lower of amortized cost or fair value; and

•

The majority of derivatives are carried at fair value on both a GAAP and NAIC SAP basis. However, unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus under NAIC SAP. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Use of Estimates

The preparation of the Company’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and OTTI of investments.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

Investments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses. For securities in an unrealized loss position, management has the positive intent and ability to hold the securities until recovery. All securities are accounted for as of the date the investments are purchased or sold (the trade date).

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of a bond has fallen to 6 and the fair value has fallen below amortized cost, the bond is stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities - Revised (“SSAP No. 43R”) includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with SVO assigned NAIC designations. Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 4.

Preferred Stocks

Preferred stocks are stated in accordance with guidance provided in SSAP No. 32R, Investments in Preferred Stock. Perpetual preferred stocks and mandatory convertible preferred stocks are reported at fair value not to exceed any currently effective call price. Redeemable preferred stocks are stated at amortized cost unless they have an NAIC designation of 4, 5, or 6. Redeemable preferred stocks with an NAIC designation of 4, 5, or 6 are stated at the lower of amortized cost or fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Common Stocks

Unaffiliated common stocks are stated at fair value, with changes in unrealized gains or losses credited or charged directly to unassigned surplus, net of tax. Affiliated common stocks are carried based on the underlying audited statutory equity of the investee for insurance subsidiaries and audited GAAP equity for non-insurance subsidiaries. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or unrecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus on the loan’s trade date. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statutory Statements of Operations using the effective interest rate method.

Mortgage loans, which primarily include first-lien commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and the Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case interest income is recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and such mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Real Estate

The Company invests in real estate properties which consist of multi-unit housing complexes. The Company’s real estate investments are held for the production of income, as defined within SSAP No. 40R, Real Estate Investments (“SSAP No. 40R”). In accordance with SSAP No. 40R, the Company carries its properties held for the production of income at cost less accumulated depreciation and encumbrances. During the years ended December 31, 2024 and 2023, the Company did not recognize any impairment loss on real estate investments and did not sell or classify any real estate investments as held for sale. The Company has not experienced changes to a plan of sale for any of its real estate investments, does not engage in retail land sale operations, and does not hold any real estate investments with participating mortgage loan features.

Receivable/Payable for Securities

The Company has entered into agreements to purchase or sell certain securities as of December 31, 2024 and 2023 that have not yet settled and are recorded as a receivable or payable at the purchase or sale price with gains or losses on sales recorded in the Company’s Statements of Operations.

Other Invested Assets

Other invested assets are primarily comprised of limited partnerships, limited liability companies, collateral loans, surplus notes, non-rated residual equity tranches, residential reverse mortgages, and low income housing tax credits (“LIHTCs”). Investments in limited partnerships and limited liability companies are stated based on the underlying audited GAAP equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”). The Company’s share of undistributed earnings and losses of the investee are included in unrealized gains and losses of the Company. Distributions received from the investee are recognized in investment income when declared to the extent that they are not in excess of undistributed accumulated earnings attributable to the investee. Distributions declared in excess of undistributed accumulated earnings attributable to the investee reduce the carrying amount of the investments. Collateral loans are carried at unpaid principal balance. Surplus notes with an NAIC designation of 1 or 2 are carried at amortized cost, while surplus notes with an NAIC designation of 3 to 6 are carried at lower of amortized cost or fair value. Reverse mortgages are valued in accordance with the SSAP No. 39, Reverse Mortgages, which allows the Company to carry these securities at remaining principal balances. Income on reverse mortgages is recognized using the effective yield method based on the contractual interest rate and anticipated repayment of the mortgage. LIHTCs are accounted for in accordance with SSAP No. 93, Low Income Housing Tax Credit Property Investments.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

A summary of the Company’s collateral loans by qualifying investment collateral as of December 31, 2024 and 2023 is as follows:

	December 31, 2024			December 31, 2023
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted	Aggregate Collateral Loan	Admitted	Nonadmitted
Bonds	$575,852	$575,852	$—	$575,852	$575,852	$—
Joint ventures, partnerships, LLC	45,000	45,000	—	45,000	45,000	—

Total	$620,852	$620,852	$—	$620,852	$620,852	$—

Cash, Cash Equivalents, and Short-Term Investments

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value, unless the investment’s NAIC designation is 6, in which case the asset is carried at the lower of amortized cost or market. Short-term investments, with the exception of money market instruments which are carried at fair value per SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

Contract Loans

Contract loans are carried at the amount of unpaid principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps, and swaptions. Derivatives are accounted for in accordance with SSAP No. 86, Derivatives.

Interest rate swaps are employed for duration matching purposes, in replication transactions, and to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value except those used in replication transactions which are reported at amortized cost. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain FIAs. The interest credited on these products is based on the changes in the indices. These instruments are purchased directly or through the Company’s wholly owned investment subsidiary, DL Investment Holdings 2016-1, LLC (“DLIH 2016-1”). Options purchased and held by the Company are reported at fair value with changes in fair value recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income. Income distributions from DLIH 2016-1 are reported as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus. Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value, settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

Repurchase Agreements and Reverse Repurchase Agreements

The Company participates in repurchase agreements where the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities at a stated price on a specified date. The Company accounts for repurchase agreements as short-term borrowings reported as liabilities under payable for securities.

The Company also participates in reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities at a stated price on a specified date. The Company accounts for the amount paid for securities under the reverse repurchase agreements as short-term investments.

Net Investment Income and Accrued Investment Income

Investment income is recorded when earned. Dividends are recorded on the ex-dividend date.

Accrued investment income is comprised of accrued interest on bonds, preferred stock, short-term investments, mortgage loans, contract loans, other invested assets, and dividends declared but not yet received on common stock. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus in the Statutory Statements of Changes in Capital and Surplus, with the exception of mortgage loans. Accrued investment income on mortgage loans is recorded as investment income when such interest is deemed collectible, except for interest that is 180 days past due.

Investment Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification method. Realized capital losses also include valuation adjustments for impairments of bonds, mortgage loans, common and preferred stocks, and other investments that have experienced a decline in fair value that management considers to be “other-than-temporary.” In determining whether impairments are other-than-temporary, management considers the size of the excess of carrying value over fair value, the likelihood and expected timing of a recovery in value, the credit quality and financial condition of the issuer, management’s intent to sell when a decline is due to interest rates, and management’s intent and ability to hold the investment until maturity or a recovery in the investment’s fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

For loan-backed securities, the determination of OTTI is based on an estimate of the non-interest loss, which is recognized in the net realized capital losses in the Statutory Statements of Operations. To the extent the Company determines that a non-structured security, corporate bond, common stock, preferred stock, other invested asset, or mortgage loan is deemed to be other-than-temporarily impaired, the difference between the cost of the security and fair value is recorded as a realized loss and the carrying amount of the investment is written down to its estimated fair value through realized capital losses. In accordance with SSAP No. 43R, securities with OTTI are required to be written down to fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted future expected cash flows of the security discounted at the security’s original effective interest rate. Realized capital gains and losses as reported in the Statutory Statements of Operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses.

Unrealized capital gains and losses include changes in the fair value of common stocks, interest rate swaps, currency swaps, currency forwards, certain bonds and preferred stocks, and change in the equity method share of the accumulated earnings of limited liability companies and partnerships and are reported net of any related changes in deferred taxes. Changes in unrealized capital gains and losses are reported in the Statutory Statements of Changes in Capital and Surplus.

Nonadmitted Assets

Under NAIC SAP, certain assets are designated as nonadmitted assets (e.g., affiliated common stocks of entities that are not audited, electronic data processing equipment, furniture and equipment, and a portion of accrued investment income). The Company had $44,757 and $45,659 in nonadmitted assets as of December 31, 2024 and 2023, respectively.

Policy Reserves and Liabilities for Deposit-Type Contracts

Policy reserves and liabilities consist of deposit-type contracts and life and annuity policy reserves.

Life and Annuity Policy Reserves

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions. Annuity reserves are calculated in accordance with the Commissioner’s Annuity Reserve Valuation Method and Actuarial Guidelines 33 and 35, as applicable.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of benefits. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Unpaid losses and claims adjustment expenses for health insurance contracts include an amount determined from individual case estimates and loss reports, if necessary. An amount based on past experience and current payment trends is estimated for losses incurred but not reported. Such liabilities are necessarily based on assumptions and estimates and, while management believes the amount is adequate, the ultimate liability may be in excess of or less than the amount provided. The methods for making such estimates and for establishing the resulting liabilities are continually reviewed and any adjustments are reflected in the period determined.

Deposit-Type Contracts

Liabilities for funding agreements, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

Contract Claims

The liability for policy and contract claims is based upon the estimated ultimate cost of settling the claims, using past experience adjusted for current trends, and any other factors that modify past experience.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company is required to maintain an IMR and AVR. The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold. Revisions to INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve were adopted with an effective date of August 13, 2023 to provide limited-time exception guidance to SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instruction for the reporting of net negative (disallowed) IMR. The revisions allow an insurer to admit negative IMR up to 10% of adjusted capital and surplus when its Risk-Based Capital (“RBC”) is greater than 300% after adjustment to remove admitted positive goodwill, electronic data processing equipment and operating system software, deferred tax assets (“DTAs”), and admitted IMR. As a result of these revisions, the Company reported $169,590 and $140,735 of admitted negative IMR within the Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024 and 2023, respectively. The Company also recognized $8,709 and $11,045 of negative IMR as an asset within the Company’s non-insulated Separate Account as of December 31, 2024 and 2023, respectively.

The Company’s calculated adjusted capital and surplus for purposes of determining negative IMR allowed to be admitted using information from the Company’s most recently filed statement with the Department was $2,263,012 and $2,195,524 as of December 31, 2024 and 2023, respectively. The General Account admitted negative IMR represented 7.5% and 6.4% of the Company’s General Account adjusted capital and surplus as of December 31, 2024 and 2023, respectively. The Separate Account negative IMR recognized as an asset represented 0.4% and 0.5% of the Company’s General Account adjusted capital and surplus as of December 31, 2024 and 2023, respectively.

Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. There were no temporary and transitory timing issues or events that caused IMR losses to not be reflective of reinvestment activities. Asset sales generating negative IMR were not compelled by liquidity pressures. The Company had derivative activity included in IMR as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	2024		2023
	Gains	Losses	Gains	Losses
General Account:
Unamortized fair value derivative gains & losses realized to IMR - prior period	$—	$57,564	$—	$61,185
Fair value derivative gains & losses realized to IMR - added in current period	—	—	—	1,350
Fair value derivative gains & losses amortized over current period	—	5,108	—	4,971
Unamortized fair value derivative gains & losses realized to IMR - current period total	—	52,456	—	57,564
Separate Account - Non-Insulated:
Unamortized fair value derivative gains & losses realized to IMR - prior period	$—	$23,875	$—	$26,825
Fair value derivative gains & losses realized to IMR - added in current period	—	—	—	—
Fair value derivative gains & losses amortized over current period	—	2,984	—	2,950
Unamortized fair value derivative gains & losses realized to IMR - current period total	—	20,891	—	23,875

The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory Statements of Changes in Capital and Surplus.

Income Taxes

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes (“SSAP No. 101”). Under the applicable asset and liability method for recording deferred income taxes, DTAs, net of any nonadmitted portion, and deferred tax liabilities (“DTLs”) are recognized for the future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. DTAs and DTLs are measured using the enacted tax rates on which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged or credited directly to surplus. Gross DTAs are first reduced by a statutory valuation allowance, if deemed appropriate. The Company then determines the admissibility of the remaining net DTAs, after valuation allowance, subject to admissibility limitations set forth in NAIC SAP.

Reinsurance

Certain of the Company’s individual life insurance, annuity, and group insurance policies are reinsured on a coinsurance and funds held coinsurance basis with both affiliated and unaffiliated companies using indemnity reinsurance agreements. The Company accounts for funds held under coinsurance in accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (“SSAP No. 61R”). The amounts withheld by the Company under these arrangements are recorded as liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Reinsurance premiums, claims and claim adjustment expenses are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Amounts recoverable and payable under reinsurance agreements include amounts recoverable or due related to net settlements with assumed, ceded, and retroceded activity.

The following accounting applies to coinsurance arrangements with funds withheld:

Ceding Entity

Premiums paid or payable to the reinsurer reduce premium income. Policy benefit payments paid by the reinsurer reduce reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the Statutory Statements of Operations as they are incurred. A net reduction to policy reserves is taken for the portion of the obligation assumed by the reinsurer. Any funds withheld by the ceding entity are recorded as a separate liability.

Assuming Entity

Premiums received or receivable by the reinsurer increase premium income. Policy benefit payments paid by the reinsurer increase the reported policy benefits. Expense allowances paid by the reinsurer are reported separately in the Statutory Statements of Operations when payable. The reinsurer records its share of the statutory policy reserves attributable to the business identified in the reinsurance agreement. Any funds withheld by the ceding entity are recorded as a separate asset by the assuming entity. Non-IMR gains and losses are recorded through net investment income by the assuming entity.

Separate Accounts

The assets and liabilities of the separate accounts shown in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are reported at fair value or, if there is no readily available market, in accordance with the valuation procedures in the applicable contract. These represent funds that are segregated and maintained for the benefit of separate account contract holders.

Premiums and Annuity Considerations

Annuity considerations are recognized as revenue when received. Premiums for traditional life insurance products are recognized as revenue when due and are recognized over the premium-paying period of the related policies. Considerations for deposit-type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Assets Transferred on Coinsurance

Effective December 31, 2023, the Company entered into a reinsurance agreement with its wholly owned subsidiary, Delaware Life and Annuity Company (“DLAC”), to cede a block of multi-year guaranteed annuity (“MYGA”) contracts on a coinsurance basis. Effective December 1, 2024, the Company amended and restated its coinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), a former affiliate, which, in part, resulted in additional corporate-owned life insurance (“COLI”) policies being ceded by the Company. Refer to Note 10 for additional information on these agreements.

The assets transferred by the Company under these agreements were recorded as a reduction to income in the Statutory Statements of Operations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Commissions and Expense Allowances

Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred in accordance with SSAP No. 71, Policy Acquisition Costs and Commissions.

Expense (Income) Under Hedging Program With Affiliate

In accordance with the terms of the Hedging Program Agreement between the Company and DLIH 2016-1, the Company pays a service fee that is settled in conjunction with a liability option impact.

Settlements related to this agreement are recorded as an increase or decrease to expenses in the Statutory Statements of Operations.

Correction of Errors

During 2024, the Company discovered an error related to an incorrect assumption, which impacted the calculation of certain reserves supporting variable annuities. The error resulted in aggregate reserves for life policies being overstated in prior periods. This error has been adjusted and recorded, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $14,637.

During 2024, the Company discovered an error related to the application of cash on certain investment transactions. The error resulted in receivables for securities being understated in prior periods. This error has been adjusted and recorded, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $10,002.

During 2023, the Company discovered an error related to a reinsurance agreement with Barbco under which the Company ceded risks associated with certain of the Company’s in-force corporate-owned variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis. The error resulted in other amounts receivable under reinsurance and miscellaneous income being understated as of the year-ended December 31, 2022. This error has been corrected and recorded, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $3,780.

During 2022, the Company discovered an error related to the calculation of investment income on certain bond investments, which resulted in accrued investment income and net investment income being understated. This error has been adjusted and recorded, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $36,786.

During 2022, the Company discovered an error related to the carrying value of certain other invested assets whereby certain of these assets were not carried at the lower of cost or fair value, resulting in other invested assets and the asset valuation reserve being overstated. This error has been adjusted and recorded, net of tax, in the Statutory Statements of Capital and Surplus in the amount of $(3,612).

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

3.	Related Party Transactions

Investments in Affiliates and Related Parties

The Company has significant transactions with and investments in affiliates and other related parties. The purpose of these investments is to generate investment returns in line with the Company’s overall investment strategy. All investments in affiliated entities and related parties are valued in accordance with the accounting policies described in Note 2 unless otherwise noted below.

At December 31, 2024 and 2023, the Company held investments in affiliates and other related parties, excluding investments in subsidiaries, as follows:

	Carrying Value December 31,
	2024	2023
Cash Equivalent	$—	$186,000
Short-Term Investments	1,065,373	557,833
Bonds	351,271	343,021
Preferred Stocks	246,274	241,130
Other Invested Assets (a)	61,741	61,741

Total	$1,724,659	$1,389,725

(a)	The totals for other invested assets include a $16,741 non-admitted investment in both 2024 and 2023.

As of December 31, 2023, the Company held a cash equivalent of $60,000 relating to amounts borrowed by Clear Spring Health Insurance Company (“CSHIC”), an affiliate, in the form of a demand promissory note. During 2024, CSHIC borrowed an additional $542,041 from the Company and made repayments of $320,000. As of December 31, 2024, the Company holds a short-term investment of $282,041, which reflects the outstanding balance of the demand promissory note.

Short-term investments in affiliates primarily relate to investments in Wright STF III, LLC (“Wright”). During 2024, the Company had $570,000 of acquisitions of short-term investments/cash equivalents in Wright, offset by $530,500 of proceeds from sales/maturities which increased the prior year balance of affiliated short-term investments of $530,500 to $570,000 as of December 31, 2024. During 2023, the Company had $530,500 of acquisitions of short-term investments/cash equivalents in Wright, offset by $532,500 of proceeds from sales/maturities which decreased the prior year balance of affiliated short-term investments of $532,000 to $530,500 as of December 31, 2023. The Company recorded $37,759, $22,029, and $6,400 of investment income related to these investments during 2024, 2023, and 2022, respectively.

DL Investment Holdings 2015-1, LLC (“DLIH 2015-1”) is an affiliated investment holding company with both common and preferred units. The Company owns all 255,000 issued and outstanding Series A Preferred Units (the “Preferred Units”) with a par value of $255,000. The Preferred Units are non-voting member units that entitle the Company to a 6% yield that compounds quarterly with distributions that take priority over common unit distributions. As of December 31, 2024 and 2023, the carrying value of the Preferred Units was $246,274 and $241,130, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company’s investment in subsidiaries is comprised of the Company’s investments in Delaware Life Reinsurance (U.S.) Corp. (“DLOK”), DL Reinsurance Company (“DLRC”), DLAC, and Clarendon Insurance Agency, Inc (“Clarendon”). During 2023, the Company sold its former wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), to Nassau Financial Group, L.P. The cash proceeds of the sale were $184,859 and the Company’s surplus increased by $18,525 as a result of the sale due to a $28,081 realized gain partially offset by the reversal of cumulative unrealized gains of $9,556. As of December 31, 2024 and 2023, the Company’s investment in DLOK was fully nonadmitted.

The Company’s investments in subsidiaries reflected in common stock as of December 31, 2024 and 2023 were as follows:

	Carrying Value as of December 31,
Entity	2024	2023
Clarendon	$1,500	$1,454
DLRC	4,385	4,066
DLAC	26,686	16,029

Total	$32,571	$21,549

The Company owns controlling membership interests in the following limited liability companies, which are carried as other invested assets: Clear Spring PC Holdings, LLC (“CSPCH”); Ellendale Insurance Agency, LLC (“Ellendale”); DLIH 2016-1; and DL Investment Holdings 2016-2, LLC (“DLIH 2016-2”). The Company’s share of losses of one such entity, Ellendale, exceeds the investment value. Therefore, in accordance with SSAP No. 48, the Company has ceased equity method accounting and nonadmitted this investment.

In February 2022, the Company sold its wholly owned non-insurance holding company, Clear Spring Health Holdings, LLC (“CSHH”), to DLSH. The proceeds of the sale were $195,300 and the Company’s surplus increased by $151,789 as a result of the sale due to the reversal of cumulative unrealized losses of $143,892 and a $7,898 realized gain.

The Company’s investments in subsidiaries reflected in other invested assets as of December 31, 2024 and 2023 were as follows:

	Carrying Value as of December 31,
Entity	2024	2023
DLIH 2016-1	$220,084	$202,024
DLIH 2016-2	49,858	33,292
CSPCH	232,001	232,705

Total	$501,943	$468,021

In addition to the investments in affiliates and related parties included in the tables above, the Company held investments for which a related party was a beneficial owner totaling $367,758 and $217,758 as of December 31, 2024 and 2023, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

During 2024 and 2023, the Company made the following capital contributions to subsidiaries:

Entity	2024	2023
DLIH 2016-2	$7,434	$100
DLIH 2016-1	—	150,000
DLAC	7,000	23,000
Clarendon	50	—

Goodwill

The Company carries goodwill in the investment value of subsidiaries related to direct statutory purchases and indirect purchases of downstream insurance subsidiaries by noninsurance holding company subsidiaries. Admitted goodwill is limited to 10% of adjusted capital and surplus under SSAP No. 68.

On December 30, 2020, the Company purchased 200 units of its 80% owned subsidiary, CSPCH, representing the 20% minority interest previously held by a third party. Clear Spring Property and Casualty Company (“CSP&C”) is an indirect wholly-owned subsidiary of CSPCH. The goodwill related to this purchase is shown in the table below. Additional goodwill from the original purchase of CSP&C by downstream non-insurance holding companies is not shown in the table below but is embedded in the Company’s investment value of CSPCH.

On April 1, 2019, the Company acquired Clear Spring Casualty Insurance Company (“CSCIC”), formerly known as Lackawanna Casualty Company, a workers’ compensation insurance company, and its subsidiaries, Clear Spring American Insurance Company (“CSAIC”), formerly known as Lackawanna American Insurance Company, and Clear Spring National Insurance Company (“CSNIC”), formerly known as Lackawanna National Insurance Company. On December 30, 2021, the Company contributed its direct investment in CSCIC to CSPCH at the statutory value of CSCIC. CSPCH subsequently contributed CSCIC at its statutory value to CSP&C through a wholly-owned intermediary non-insurance holding company. As such, the goodwill reported in the table below for CSCIC is reflected in the Company’s book value of CSPCH as of December 31, 2024, in addition to the goodwill noted above.

The transactions described above were each accounted for as a statutory purchase by the Company and are reported in the table below. Indirect goodwill derived from the purchase of CSP&C by CSPCH is not considered a statutory purchase by the Company and is excluded from the table below. Total goodwill related to CSPCH and CSP&C from all sources reflected in the book value of CSPCH as of December 31, 2024 was $29,794, representing 12.8% of the total book value, and is inclusive of $948 of indirect goodwill referenced above. A summary of the Company’s goodwill related to statutory purchases is as follows:

Purchased entity	Acquisition date	Cost of acquired entity	Original amount of goodwill	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
CSCIC/CSPCH*	4/1/2019	$171,728	$61,162	$61,162	$25,994	$6,116	$232,001	11.2%
CSPCH	12/30/2020	$12,200	$8,553	$8,553	$2,851	$1,426	$232,001	1.2%

*	Unamortized goodwill from the Company’s statutory purchase of CSCIC is shown in the table above as a percentage of the book value of CSPCH.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Capital Transactions

Refer to Note 17 for disclosure of dividends paid by the Company and capital contributions received by the Company.

During 2024, 2023, and 2022, the Company recognized the following dividends and distributions from subsidiaries:

Date	Entity	Amount	Form	Asset Description
December 22, 2023	DLIH 2016-1	$75,000	Return of capital	Cash
May 18, 2022	DLNY	54,026	Dividend	Cash
December 12, 2022	DLNY	200,000	Extraordinary dividend (a)	Cash

(a)	In accordance with SSAP No. 72, Surplus and Quasi-Reorganizations, $900 was recognized as dividend income and $199,100 was recognized as a return of capital.

In addition to the above distributions, on December 31, 2024, December 30, 2023, and December 30, 2022 the Company accrued $15,735, $15,604, and $15,604, respectively, of preferred dividends from DLIH 2015-1. The 2024 accrued distribution was subsequently received in cash by the Company on January 2, 2025. The 2023 accrued distribution was subsequently received in cash by the Company on January 5, 2024, and the 2022 accrued distribution was declared by DLIH 2015-1 and received by the Company on the same day.

Debt and Surplus Note Transactions

During 2023, Group 1001 Finance Company, LLC (“Group 1001 Finance”), an affiliate, purchased $189,699 of interests in the Company’s surplus notes that were previously issued by the Company to an unrelated party. Refer to Note 17 for additional details.

The Company entered into a $200,000 bilateral loan agreement with its affiliate, Clear Spring Life and Annuity Company (“CSLAC”), dated June 1, 2022. The initial terms of the agreement provided for an interest rate at LIBOR plus 1.15%. During 2023, the interest rate was amended to be stated at the Secured Overnight Financing Rate (“SOFR”) plus 1.21%. The repayment of principal and interest is due on demand. During 2024, the Company borrowed $100,000 under the agreement, and repaid the full amount borrowed. In November 2024, CSLAC made a draw relating to this agreement totaling $100,000, and fully repaid the amount borrowed within the same month. During 2023, CSLAC borrowed $115,000 under the agreement, and repaid the full amount borrowed. The Company had $0 due to or from CSLAC under the bilateral loan agreement as of December 31, 2024 and 2023.

The Company entered into a $100,000 bilateral loan agreement with DLIH 2016-1 dated March 31, 2021. In 2022, the bilateral loan agreement was increased to $200,000. The initial terms of the agreement provided for an interest rate at LIBOR plus 1.15%. During 2023, the interest rate was amended to be stated at SOFR plus 1.21%. The repayment of principal and interest is due on demand. During 2024, the Company made draws relating to this agreement totaling $293,000 and made repayments of $257,000 to DLIH 2016-1. The Company had $88,000 and $52,000 due to DLIH 2016-1 recorded within payable to parent, subsidiaries, and affiliates on its Balance Sheets as of December 31, 2024 and 2023, respectively, under this agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company entered into a $18,000 bilateral loan agreement with CSP&C dated September 14, 2022, as amended and restated effective June 11, 2023, with interest at SOFR plus 1.21%. This agreement was further amended on April 24, 2024 to include CSCIC, CSAIC, and CSCIC (together with CSP&C, the “P&C Companies”), as participants in the agreement. As a result of this amendment, the maximum principal amount permitted to be borrowed under the agreement was amended to be the lesser of 3% of each of the P&C Companies’ admitted assets or 25% of each of the P&C Companies’ total capital and surplus as of December 31 of the preceding year. In December 2024, CSP&C made a draw of $19,754 and subsequently repaid the balance in full. As of December 31, 2024, there was no outstanding amount owed under this agreement. There was no activity under this agreement during 2023.

In November 2020, R.V.I. Guaranty Co., Ltd. (“RVI”), an affiliate, entered into a $20,000 revolving loan note (the “RVI Note”) with the Company. The initial terms of the note provided for an interest rate at LIBOR plus 150 basis points. During 2023, the interest rate was amended to be stated at SOFR plus 1.21%. There were no amounts outstanding under the RVI Note as of December 31, 2024 and 2023.

Agreements and Other Transactions with Affiliates and Related Parties

The Company has entered into various affiliate and related-party agreements. The following agreements had material transactions during the years ended December 31, 2024, 2023 and 2022:

The Company has an administrative services agreement with Clarendon pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a distributor and principal underwriter agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as distributor and principal underwriter for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

A federal tax allocation agreement has been implemented with Group 1001, Inc. as the common parent of an affiliated group of companies as described in Note 16.

The Company has a services and resource sharing agreement between the Company and Group 1001 Resources, LLC (“G1001 Resources”), pursuant to which G1001 Resources provides certain services and resources to the Company, including personnel for finance, legal, compliance, human resources, administrative, information technology, and other operational support functions. Gross amounts allocated under this agreement amounted to $118,791, $81,905, and $84,900 for the years ended December 31, 2024, 2023, and 2022, respectively.

Effective January 1, 2019, the Company had an Amended and Restated Master Agency Agreement (the “First Amended Agreement”) between the Company and Delaware Life Marketing, LLC (“DLM”). On September 1, 2021, the First Amended Agreement was superseded by the Second Amended and Restated Master Agency Agreement (“Second Amended Agreement”) executed between the Company and DLM. Pursuant to the Second Amended Agreement, the Company makes heaped commission payments to DLM. These heaped commission payments are expensed as incurred. At least annually, and in accordance with the Second Amended Agreement, the Company reviews the agreement for compliance with agreed-upon limits. As a result of this analysis, commission expense was reduced by $132,275, $130,835, and $0, for December 31, 2024, 2023, and 2022, respectively. As of December 31, 2024, 2023, and 2022, DLM owed $9,621, $130,835, and $0, respectively, to the Company. Under the Second Amended Agreement, the Company incurred commission expenses, net of refunds, of $144,385, $57,832, and $109,716 for the years ended December 31, 2024 and 2023, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Under the Second Amended Agreement with DLM, the Company also began paying marketing fees as an allowance for advertising, marketing, bonuses, and other expenses related to the promotion and sales of certain products of the Company, and these fees totaled $60,000 each year for the years ended December 31, 2024, 2023, and 2022. Other fees paid for services by the Company to DLM totaled $29,359, $25,568, and $22,854 for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company has a services agreement with Insurance Management Services, LLC (“IMS”), formerly known as Guggenheim Insurance Services, LLC, whereby IMS provides certain advisory and other services to the Company. Expenses incurred under this agreement amounted to $30,000 each year for the years ended December 31, 2024, 2023, and 2022.

The Company and DLIH 2016-1 initiated a hedging program arrangement in 2019 whereby DLIH 2016-1 engages in certain hedging activities related to the Company’s FIA contracts. Under this arrangement, the Company routinely transfers new FIA equity options to DLIH 2016-1 at fair value and processes settlements on behalf of DLIH 2016-1. All economic rights and responsibilities of the equity options transferred belong to DLIH 2016-1. DLIH 2016-1 purchases equity futures and manages both the options and futures to more efficiently monitor the hedging risks associated with the Company’s FIA products.

Effective October 1, 2023, the Company entered into a second Hedging Program Agreement with DLIH 2016-1. Under this agreement, the Company pays DLIH 2016-1 a service fee that is settled in conjunction with a liability option impact. The net impact of service fees and the liability option impact was $102,082 and $49,423, recorded as income in the Company’s Statutory Statements of Operations, during 2024 and 2023, respectively. During 2024, the Company received cash of $190,140 and paid cash of $60,115 in settlement of current year invoices related to this agreement. In January 2024, the Company received cash of $49,423 in settlement of the prior year receivable related to this agreement. As of December 31, 2024, the Company had a payable to DLIH 2016-1 of $27,943. During 2023, there were no cash settlements related to this agreement, and as of December 31, 2023, the Company had a receivable from DLIH 2016-1 of $49,423.

Effective January 1, 2022, the Company entered into a licensing agreement with Group 1001 IP Solutions, LLC (formerly, Group 1001 Innovation Solutions, LLC) to support the administration of information technology assets and vendor relationships of the Company. Expenses incurred under this agreement were $54,682, $38,302, and $14,394 for the years ended December 31, 2024, 2023, and 2022, respectively.

The Company had $23,798 and $135,781 due from affiliates, $1,433 and $7,679 due to affiliates, and $8,515 and $8,525 included in general expenses due or accrued to other related parties as of December 31, 2024 and 2023, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

The Company has an amended and restated investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. GPIM managed $169,241 and $201,335 of the Company’s investments with related parties as of December 31, 2024 and 2023.

During 2024, the Company sold securities with a book value of $16,266 to DLAC at fair market value. The Company received cash proceeds of $16,266 and recognized no gain or loss on the sale. The fair value of the assets acquired was determined in accordance with the Company’s and DLAC’s established asset pricing methodologies.

During 2024, the Company purchased securities with a book value of $813 from GLIC at fair market value. The Company paid cash of $798 for these purchases. Additionally, during 2024, the Company sold securities with a book value of $172,896 to GLIC at fair market value. The Company received cash proceeds of $172,896 and recognized no gain or loss on the sale.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

During 2024, the Company purchased securities with a book value of $232,753 and accrued interest of $2,390 from CSLAC at fair market value. The Company paid cash of $235,143 for these purchases. Additionally, during 2024, the Company sold one security with a book value of $24,936 and no accrued interest to CSLAC at fair market value. The Company received cash proceeds of $24,936 and recognized no gain or loss on the sale. During 2023, the Company purchased securities with a book value of $313,574 and accrued interest of $2,751 from CSLAC at fair market value. The Company paid cash of $315,884 for these purchases. Additionally, during 2023, the Company sold securities with a book value of $95,557 and accrued interest of $504 to CSLAC at fair market value. The Company received cash proceeds of $92,314 and recognized a loss of $3,747 on the sale. The fair value of the assets acquired and sold was determined in accordance with the Company’s and CSLAC’s established asset pricing methodologies.

During 2024, the Company purchased securities with a book value of $176,273 and accrued interest of $749 from Barbco at fair market value. The Company paid cash of $177,022 for these purchases.

Reinsurance Agreements

The Company has reinsurance agreements with certain subsidiaries and affiliates. Refer to Note 10 for disclosures related to these agreements.

Guarantees and Commitments

Pursuant to an agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by certain subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the guaranty agreement are limited to $300,000. There was no liability accrued for this guaranty at December 31, 2024 and 2023.

In 2018, CSP&C entered into a lease agreement for an office in Boca Raton, Florida that expires in March 2026. The Company is a guarantor of the lease which has future minimum lease commitments of approximately $593 as of December 31, 2024.

In 2022, an affiliate, PSA Realty Company (“PSA”), entered into a lease agreement for an office in Ft. Lauderdale, Florida with a termination date of April 30, 2030 and two agreements for office spaces in Waltham, Massachusetts with termination dates of October 31, 2029 and October 31, 2030, respectively, for which the Company is the guarantor. Future minimum lease payments for these three agreements totaled $14,075 as of December 31, 2024.

In 2020, the Company authorized a wholly-owned subsidiary, DLIH 2016-2, to enter into a Société Générale credit facility (the “SG Facility”) with a maximum borrowing amount of $225,000 as part of its investment program. On October 8, 2024, the SG Facility was amended and restated to increase the maximum borrowing amount to $350,000. Pursuant to the SG Facility, the Company is required to pledge collateral to support borrowings. The pledged collateral secures obligations of a non-recourse guarantee by the Company, which is limited to the pledge of collateral assets. The Company may be required to make equity capital contributions to DLIH 2016-2 from time to time. As of December 31, 2024 and 2023, DLIH 2016-2 had borrowed $230,630 and $163,820, respectively, under the SG Facility.

During 2024, the Company provided an unconditional financial guaranty to DLAC (the “ME Guaranty”) as a condition of licensure for DLAC to write business in the State of Maine. The ME Guaranty would obligate the Company to contribute capital if DLAC fails to maintain capital and surplus at a level no less than the greater of the regulatory action level risk-based capital or the minimum requirements for capital and surplus each in the amount of $1,500.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Effective April 25, 2024, the Company guarantees certain of CSHIC’s obligations to Bank of America, N.A. (“BANA”) in connection with a 2023 receivables purchase transaction entered into between CSHIC and BANA related to receivables owing to CSHIC by the Centers for Medicare & Medicaid Services, a federal agency of the United States of America (“CMS”). The obligations of the Company are limited to the outstanding obligations of CSHIC to BANA, which totaled $29,200 as of December 31, 2024. There was no liability accrued for this guaranty at December 31, 2024.

Effective December 10, 2024, the Company guarantees certain of CSHIC’s obligations to BANA in connection with a 2024 receivables purchase transaction entered into between CSHIC and BANA related to receivables owing to CSHIC by CMS. The obligations of the Company are limited to the outstanding obligations of CSHIC to BANA, which totaled $151,032 as of December 31, 2024. There was no liability accrued for this guaranty at December 31, 2024.

As a requirement under a Master Receivables Purchase Agreement (the “RPA”) between CSHIC and Société Générale Factoring S.A. (“SGF”) dated October 4, 2021, the Company guarantees the performance and observance of all obligations and covenants by CSHIC. Under the RPA, CSHIC proposes the sale of certain eligible receivables for purchase by SGF at a discounted rate. CSHIC is required to repurchase any ineligible receivables sold to SGF. The guarantee would require payment by the Company if CSHIC was unable to repurchase any ineligible receivables sold. Effective November 14, 2024, the RPA was terminated.

The Company is a co-borrower under a short-term money market facility (the “STMM Facility”) with Société Générale, acting through its New York Branch (“SocGen”). The Company and CSHIC were co-borrowers under the STMM Facility until August 23, 2022. At that time, as part of a corporate financing strategy, Group 1001 Finance was added via an amendment (the “Amended STMM Facility”) to the original STMM Facility. As part of the strategy, CSHIC was removed as a borrower and no longer has the ability to directly borrow from the Amended STMM Facility or incur any liability related to the Amended STMM Facility. Group 1001 Finance, as borrower, has authority to borrow up to $350,000 to be used for general corporate purposes. Group 1001 Finance and the Company have a reimbursement agreement in place, whereby Group 1001 Finance will reimburse the Company in the event that the Company makes any payment in support of Group 1001 Finance under the Amended STMM Facility. In addition, Group 1001 Finance will pay the Company a support fee calculated based on the average daily balance of Group 1001 Finance borrowings under the Amended STMM Facility.

Effective February 24, 2022, a support and reimbursement agreement was executed between the Company and CSHH, whereby a market based fee is paid to the Company to compensate it for the guarantees provided by the Company. This agreement remains in effect after the sale of CSHH to DLSH.

In September 2022, the Company’s board of directors extended the Company’s commitment to contribute capital to CSP&C in an amount necessary to keep CSP&C’s Authorized Control Level (“ACL”) Risk-Based Capital (“RBC”) Ratio from falling below 325% for all reporting periods through December 31, 2026.

In July 2023, the Company’s board of directors approved a capital support commitment to maintain DLAC’s capital at a minimum of 350% of its Company Action Level (“CAL”) RBC. The commitment is valid through the filing of DLAC’s December 31, 2027 statutory financial statements.

In May 2024, as a condition of DLAC’s licensure in the State of New Jersey, the Company’s board of directors approved a capital and support commitment to maintain DLAC’s capital at an amount at least equal to $1,000 and surplus at an amount at least equal to $4,000.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

In July 2024, the Company entered into a Capital Maintenance Agreement as a condition of DLAC’s licensure in the State of Rhode Island (the “RI Agreement”). If at any time DLAC’s total adjusted capital shown on its annual statement falls below an RBC level of 350%, the RI Agreement requires DLIC to provide the necessary capital to raise DLAC’s RBC to at least 350% within 30 days of the filing of DLAC’s annual statement.

In July 2024, the Company entered into a Capital Maintenance Agreement as a condition of DLAC’s licensure in the Commonwealth of Virginia (the “VA Agreement”). If at any time DLAC’s total adjusted capital shown in its financial statements falls below an ACL RBC level of 300%, the VA Agreement requires the Company to provide DLAC with the necessary additional capital to raise its ACL RBC level to at least 300% within 30 days of the filing of the statement upon which the measurement has been made.

4.	Bonds and Equity Investments

The carrying value and fair value of investments in bonds and equity securities as of December 31, 2024 and 2023 are as follows:

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$508,975	$1,191	$(13,641)	$496,525
All Other Governments	19,527	392	(2,237)	17,682
States, Territories and Possessions (Direct and Guaranteed)	114	—	(5)	109
U.S. Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	31,260	14	(5,835)	25,439
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	1,322,160	24,671	(94,495)	1,252,336
Industrial and Miscellaneous (Unaffiliated)	19,760,267	94,496	(830,183)	19,024,580
Hybrid Securities	186,348	198	(7,244)	179,302
Parents, Subsidiaries and Affiliates	343,021	—	(18,264)	324,757
SVO Identified Exchange Traded Funds	2,216	—	(631)	1,585
Unaffiliated Bank Loans	8,596	296	—	8,892

Total Bonds	$22,182,484	$121,258	$(972,535)	$21,331,207

Preferred Stocks	$729,639	$50,201	$(3,307)	$776,533

	December 31, 2024
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Common Stocks (Unaffiliated) (a)	$167,479	$1,292	$(5,138)	$163,633

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2023
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$655,852	$931	$(21,543)	$635,240
All Other Governments	17,200	453	(1,887)	15,766
States, Territories and Possessions (Direct and Guaranteed)	546	—	(52)	494
U.S. Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	23,618	27	(5,214)	18,431
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	1,102,480	25,953	(93,049)	1,035,384
Industrial and Miscellaneous (Unaffiliated)	15,836,658	64,204	(992,758)	14,908,104
Hybrid Securities	153,270	—	(11,592)	141,678
Parents, Subsidiaries and Affiliates	343,021	—	(17,499)	325,522
SVO Identified Exchange Traded Funds	1,815	—	(216)	1,599

Total Bonds	$18,134,460	$91,568	$(1,143,810)	$17,082,218

Preferred Stocks	$802,140	$7,322	$(10,220)	$799,242

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Common Stocks (Unaffiliated) (a)	$143,693	$1,131	$(3,934)	$140,890

(a)	Excludes affiliated common stock with an equity method carrying value of $32,571 and $21,549 as of December 31, 2024 and 2023, respectively.

Expected maturities differ from contractual maturities for corporate bonds because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments. The carrying value and fair value of bonds, including those that are classified as short-term investments, other than ABS and MBS, as of December 31, 2024 by contractual maturity are as follows:

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2024
	Carrying Value	Estimated Fair Value
Due in one year or less	$1,047,005	$1,036,772
Due after one year through five years	4,516,114	4,449,710
Due after five years through ten years	5,371,788	5,179,537
Due after ten years through twenty years	1,630,389	1,410,071
Due after twenty years	2,186,691	1,882,733
SVO identified exchange traded funds	2,216	1,585

Total before mortgage and other asset-backed securities	14,754,203	13,960,408

Mortgage and other asset-backed securities	7,551,457	7,494,002

Total	$22,305,660	$21,454,410

The table above includes short-term bonds, which are classified as short-term investments, with a carrying value and fair value of $123,176 and $123,203, respectively, at December 31, 2024.

Investment-grade bonds were 95.3% and 95.9% of the Company’s total bonds as of December 31, 2024 and 2023, respectively.

Exposure to any single issuer is less than 10% of net admitted assets.

Other-than-temporary Impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized is the difference between the amortized cost basis and the fair value of the security. In accordance with SSAP No. 43R, the amount of OTTI that is non-interest related shall be recorded through the AVR, and the amount of the OTTI that is interest related shall be recorded through the IMR.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process and performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

There was $0, $73, and $0 in OTTI recorded in 2024, 2023, and 2022 on LBSS held as of December 31, 2024, 2023, and 2022, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital and Surplus date, the Company assesses whether the impairment is an OTTI. An OTTI has occurred when it is probable that all amounts due according to the contractual terms will not be collected or when a decision to sell the bond at an amount below its carrying value has been made. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

The Company performs quarterly procedures in determining whether a security is other-than-temporarily impaired. The process involves a screening of all securities with a fair value less than the amortized cost basis. As part of this screening, the Company also incorporates a monitor and watch list maintained by investment managers. Inclusion in this list may be driven by heightened risk of particular sectors driven by macro events or credit events on individual issuers or particular investments, such as a ratings downgrade. Based on the evidence, securities identified may be subject to further review to evaluate issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. Upon completion of this screening process, the relevant information is provided to the Company’s Asset Valuation Committee, which is composed of investment and finance professionals, to exercise judgment and conclude on whether there is an OTTI.

Should it be determined that a security is other-than-temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value. A summary of impairments incurred by the Company for the years ended December 31, 2024, 2023, and 2022 is as follows:

	For the years ended December 31
	2024	2023	2022
Bonds (Including those subject to SSAP No. 43R)	$47,371	$2,217	$6,600
Residual equity tranches	4,944	25,110	—
Equity interests	—	8,250	—

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following tables analyze the Company’s investment positions with unrealized losses, segmented by type of security and period of continuous unrealized loss, as of December 31, 2024 and 2023:

	2024
	Less than 12 months			12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	17	$97,872	$(2,491)	19	$199,778	$(21,265)	36	$297,650	$(23,756)
All Other Governments	3	2,913	(74)	7	6,449	(2,161)	10	9,362	(2,235)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	1	109	(5)	1	109	(5)
U.S. Political Subdivisions of States, Territories and Possessions	6	7,408	(101)	40	17,696	(5,734)	46	25,104	(5,835)
U.S. Special Revenue and Special Assessment Obligations	55	170,844	(2,089)	338	584,679	(82,155)	393	755,523	(84,244)
Industrial and Miscellaneous (Unaffiliated)	557	2,795,362	(82,831)	1,065	6,947,049	(748,152)	1,622	9,742,411	(830,983)
Hybrid Securities	5	42,192	(665)	31	56,281	(6,579)	36	98,473	(7,244)
Parent, Subsidiaries and Affiliates	—	—	—	2	259,398	(17,602)	2	259,398	(17,602)
SVO Identified Exchange Traded Funds	3	1,585	(631)	—	—	—	3	1,585	(631)

Total Bonds	646	$3,118,176	$(88,882)	1,503	$8,071,439	$(883,653)	2,149	$11,189,615	$(972,535)

Preferred Stocks	4	$5,771	$(1,841)	2	$87,042	$(1,466)	6	$92,813	$(3,307)

Common Stocks (Unaffiliated)	3	$5,930	$(64)	2	$14,972	$(5,074)	5	$20,902	$(5,138)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	2023
	Less than 12 months			12 months or more			Total
	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses	#	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	13	$146,600	$(738)	22	$360,065	$(20,805)	35	$506,665	$(21,543)
All Other Governments	3	2,977	(8)	8	6,842	(1,879)	11	9,819	(1,887)
U.S. States, Territories and Possessions (Direct and Guaranteed)	—	—	—	2	494	(52)	2	494	(52)
U.S. Political Subdivisions of States, Territories and Possessions (Direct and Guaranteed)	—	—	—	42	17,842	(5,214)	42	17,842	(5,214)
U.S. Special Revenue and Special Assessment Obligations and all Non- Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	22	34,734	(523)	406	616,456	(92,526)	428	651,190	(93,049)
Industrial and Miscellaneous (Unaffiliated)	185	1,987,192	(66,965)	1,545	8,036,186	(925,793)	1,730	10,023,378	(992,758)
Hybrid Securities	3	4,241	(15)	56	134,735	(11,577)	59	138,976	(11,592)
Parent, Subsidiaries and Affiliates	1	65,961	(60)	2	259,561	(17,439)	3	325,522	(17,499)
SVO Identified Exchange Traded Funds	—	—	—	3	1,599	(216)	3	1,599	(216)

Total Bonds	227	$2,241,705	$(68,309)	2,086	$9,433,780	$(1,075,501)	2,313	$11,675,485	$(1,143,810)

Preferred Stocks	3	$292,169	$(5,983)	6	$143,314	$(4,237)	9	$435,483	$(10,220)

Common Stocks (Unaffiliated)	2	$5,095	$—	3	$16,150	$(3,934)	5	$21,245	$(3,934)

The unrealized losses of $972,535 on bonds as of December 31, 2024 were primarily attributable to higher interest rates and wider spread levels. As disclosed above, the Company’s bond portfolio was composed of 95.3% of investment-grade bonds as of December 31, 2024, which did not materially change from the 95.9% held at December 31, 2023. Full repayment of principal and interest is expected. The contractual terms of these investments do not permit the issuer to settle the securities at a price less than par, which will equal amortized cost at maturity. Because the Company did not intend to sell these investments or lack the ability to hold them to recovery at December 31, 2024, these investments were not considered other-than-temporarily impaired.

5GI Securities

Securities with NAIC designation of 5GI are deemed to possess the credit characteristics of, and incur the regulatory treatment associated with, securities assigned an NAIC 5 designation. The Company’s overall exposure to 5GI securities is shown below:

	Number of 5GI Securities		Carry Value		Aggregate Fair Value
Investment	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Bonds - Unaffiliated	27	12	$143,665	$10,280	$144,504	$10,216
Preferred Stock - Affiliated	2	1	261,199	241,130	261,199	241,130

Total	29	13	$404,864	$251,410	$405,703	$251,346

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

5.	Mortgage Loans

The Company invests in commercial and residential first mortgage loans primarily in the United States. Investments are diversified by property type and geographic area in order to manage credit risk. The Company monitors the condition of the mortgage loans in its portfolio.

In those cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the carrying value of the Company’s mortgage loan portfolio as of December 31, 2024 and 2023:

	2024		2023
	Carrying value	Percentage of total	Carrying value	Percentage of total
Geographic region:
East	$421,409	19%	$460,208	27%
Midwest	217,563	10%	216,119	12%
South	1,176,082	54%	838,775	49%
West	378,914	17%	208,860	12%

	$2,193,968	100%	$1,723,962	100%

The following table shows the carrying value by collateral type of the Company’s mortgage loan portfolio as of December 31, 2024 and 2023:

	2024		2023
	Carrying value	Percentage of total	Carrying value	Percentage of total
Collateral type:
Shopping centers	$10,922	0.5%	$13,997	0.8%
Office buildings	145,939	6.7%	126,281	7.3%
Industrial	307,193	14.0%	270,889	15.7%
Mixed use	4,277	0.2%	4,917	0.3%
Multifamily	1,353,418	61.7%	981,465	56.9%
Single family	218,150	9.9%	171,358	9.9%
Hotels	154,069	7.0%	155,055	9.0%

	$2,193,968	100.0%	$1,723,962	100.0%

The Company originated 21 and 23 commercial mortgage loans in 2024 and 2023, respectively, and made additional investments after acquisition each year with a total cost of new loans of $576,557 and $381,778, respectively. The Company originated 85 new residential mortgage loans in 2024 with a total cost of $55,921. There were no new residential loans made during 2023. Minimum and maximum rates of the new loans ranged from 5.53% to 14.2% and 4.8% to 12.0% in 2024 and 2023, respectively. During the years ended December 31, 2024 and 2023, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties. At the time the original loan was made during 2024, the loan to value ratio (“LTV”) was no more than 67.8% for commercial mortgages and no more than 89.9% for residential loans made during 2024. At the time the original loan was made during 2023, the LTV was no more than 75.4% of the property’s value for commercial mortgages, and there were no new residential loans made during 2023.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2024 and 2023. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2,460 at December 31, 2024 and 2023. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2024 and 2023, the Company individually and collectively evaluated loans with a net carrying value of $2,193,968 and $1,723,962, respectively.

As of December 31, 2024 and 2023, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were 6 loans totaling $6,565 past due greater than 90 days at December 31, 2024 and there were 5 loans totaling $2,764 past due greater than 90 days at December 31, 2023.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value. Other information is as follows:

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2024
Recorded Investment
Current	$—	$204,871	$—	$1,881,643	$54,024	$2,140,538
30 - 59 Days Past Due	—	874	—	40,151	—	41,025
60 - 89 Days Past Due	—	5,840	—	—	—	5,840
90 - 179 Days Past Due	—	6,065	—	—	—	6,065
180 + Days Past Due	—	500	—	—	—	500
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$6,065	$—	$—	$—	$6,065
Interest Accrued	—	197	—	—	—	197
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$500	$—	$—	$—	$500
Interest Accrued	—	47	—	—	—	47
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$84,199	$—	$84,199

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	Residential		Commercial
	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2023
Recorded Investment
Current	$—	$166,920	$—	$1,455,803	$44,625	$1,667,348
30 - 59 Days Past Due	—	1,360	—	16,805	—	18,165
60 - 89 Days Past Due	—	314	—	35,371	—	35,685
90 - 179 Days Past Due	—	2,505	—	—	—	2,505
180 + Days Past Due	—	259	—	—	—	259
Accruing Interest 90-179 Days Past Due
Recorded Investment	$—	$2,505	$—	$—	$—	$2,505
Interest Accrued	—	57	—	—	—	57
Accruing Interest 180+ Days Past Due
Recorded Investment	$—	$259	$—	$—	$—	$259
Interest Accrued	—	26	—	—	—	26
Interest Reduced
Recorded Investment	$—	$—	$—	$—	$—	$—
Number of Loans	—	—	—	—	—	—
Percent Reduced	—	—	—	—	—	—
Participant or Co-lender in a Mortgage Loan Agreement	$—	$—	$—	$101,295	$—	$101,295

The Company had no investments in impaired loans during 2024 or 2023.

Information regarding the Company’s allowance for credit losses is as follows at December 31, 2024 and 2023:

	2024	2023
Balance at Beginning of Period	$2,460	$2,460
Additions Charged to Operations	—	—
Recoveries of Amounts Previously Charged Off	—	—

Balance at End of Period	$2,460	$2,460

The Company did not have any mortgage loans derecognized as a result of foreclosure during 2024 or 2023.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The credit quality of the Company’s mortgage loans is assessed using the debt service coverage ratio (“DSC”) and LTV. LTV is calculated using the most recently available appraisal value divided by the carrying value. LTV is calculated at the time of origination and is updated annually. The DSC is calculated by dividing net operating income by total debt service and is updated annually. The following tables show the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2024 and 2023:

	2024
	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$264,411	$575,856	$231,900	$1,072,167
60%-69.99%	253,005	270,803	158,144	681,952
70%-79.99%	55,925	47,900	86,255	190,080
80% or greater	31,618	—	—	31,618

Total (*)	$604,959	$894,559	$476,299	$1,975,817

	2023
	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$119,755	$486,046	$292,174	$897,975
60%-69.99%	140,200	159,776	51,225	351,201
70%-79.99%	77,448	97,900	98,691	274,039
80% or greater	6,360	—	23,029	29,389

Total (*)	$343,763	$743,722	$465,119	$1,552,604

(*)	excludes residential mortgages of $218,151 and $171,358 as of December 31, 2024 and 2023, respectively.

6.	Repurchase Agreements and Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the Company to post additional collateral to the counterparty. This risk is mitigated by the Company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions; however, the Company has received United States Treasuries on occasion. In the case of United States Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

An overview of the Company’s repurchase agreements as of December 31, 2024 is as follows:

Type of Repurchase Trades Used:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Bilateral (YES/NO)	Yes	Yes	Yes	Yes
Tri-Party (YES/NO)	No	No	No	No

Original (Flow) & Residual Maturity:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Open - No Maturity	$—	$—	$26,285	$27,611
Overnight	—	—	—	—
2 Days to 1 Week	—	106,725	—	—
> 1 Week to 1 Month	—	—	154,627	5,007
> 1 Month to 3 Months	370,000	97,753	3,817	320,976
> 3 Months to 1 Year	—	332,844	693,985	734,982
> 1 Year	—	—	—	—
Ending Balance
Open - No Maturity	$—	$—	$26,285	$27,611
Overnight	—	—	—	—
2 Days to 1 Week	—	106,725	—	—
> 1 Week to 1 Month	—	—	154,627	5,007
> 1 Month to 3 Months	370,000	97,753	3,817	320,976
> 3 Months to 1 Year	—	332,844	693,985	734,982
> 1 Year	—	—	—	—

Securities “Sold” Under Repurchase - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
BACV	XXX	XXX	XXX	$1,088,576
Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
Fair Value	$400,847	$659,463	$1,036,269	$1,258,727
Ending Balance
BACV	XXX	XXX	XXX	$1,088,576
Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
Fair Value	$400,847	$659,463	$1,036,269	$1,258,727

BACV = Book-Adjusted Carrying Value

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation:

	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$451,602	$634,194	$—	$2,778	$—	$—	$—
Bonds - FV	—	533,783	721,254	—	3,690	—	—	—
Total Assets - BACV	$—	$451,602	$634,194	$—	$2,778	$—	$—	$—
Total Assets - FV	$—	$533,783	$721,254	$—	$3,690	$—	$—	$—

FV = Fair Value

Collateral Received - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Cash	$—	$—	$—	$—
Securities (FV)	400,847	659,463	1,036,269	1,258,727
Nonadmitted	—	—	—	—
Ending Balance
Cash	$—	$—	$—	$—
Securities (FV)	400,847	659,463	1,036,269	1,258,727
Nonadmitted	—	—	—	—

Cash & Non-Cash Collateral Received - Secured Borrowing by NAIC Designation:

	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - FV	$—	$533,783	$721,254	$—	$3,690	$—	$—	$—
Total Collateral Assets - FV	$—	$533,783	$721,254	$—	$3,690	$—	$—	$—

Allocation of Aggregate Collateral by Remaining Contractual Maturity:

Fair Value
Overnight and Continuous	$30,270
30 Days or Less	5,150
31 to 90 Days	376,246
> 90 Days	847,061

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing

The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (“MRA”) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same counterparty. The Company’s decision to do so will be dependent on its liquidity needs and assessment of the counterparty, as well as the collateral’s performance.

As a risk mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as over collateralization. The amount of over collateralization is up to the Company’s discretion, but will not be less than 102%. On average, the Company has required over collateralization of 120%. The short duration of the repurchase agreements and the over collateralization required by the Company mitigate potential financial risks associated with these transactions.

An overview of the Company’s reverse repurchase agreements as of December 31, 2024 is as follows:

Type of Repurchase Trades Used:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Bilateral (Yes/No)	Yes	Yes	Yes	Yes
Tri-Party (Yes/No)	No	No	No	No

Original (Flow) & Residual Maturity:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Open - No Maturity	$—	$—	$—	$—
Overnight	—	—	—	—
2 Days to 1 Week	—	—	—	—
> 1 Week to 1 Month	—	25,840	—	—
> 1 Month to 3 Months	460,200	245,000	245,000	—
> 3 Months to 1 Year	1,046,707	1,236,067	1,261,907	1,381,907
> 1 Year	—	—	—	—
Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	—	—	—	—
2 Days to 1 Week	—	—	—	—
> 1 Week to 1 Month	—	25,840	—	—
> 1 Month to 3 Months	460,200	245,000	245,000	—
> 3 Months to 1 Year	1,046,707	1,236,067	1,261,907	1,381,907
> 1 Year	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Fair Value of Securities Acquired Under Repurchase - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount	$1,524,364	$1,526,671	$1,530,024	$1,401,933
Ending Balance	$1,524,364	$1,526,671	$1,530,024	$1,401,933

Securities Acquired Under Repurchase - Secured Borrowing by NAIC Designation:

	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - FV	$1,401,933	$—	$—	$—	$—	$—	$—	$—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans - FV	—	—	—	—	—	—	—	—
Real Estate - FV	—	—	—	—	—	—	—	—
Derivatives - FV	—	—	—	—	—	—	—	—
Other Invested Assets - FV	—	—	—	—	—	—	—	—

Total Assets	$1,401,933	$—	$—	$—	$—	$—	$—	$—

Collateral Pledged - Secured Borrowing:

	FIRST QUARTER	SECOND QUARTER	THIRD QUARTER	FOURTH QUARTER
Maximum Amount
Cash	$—	$—	$—	$—
Securities (FV)	1,524,364	1,526,671	1,530,024	1,401,933
Nonadmitted	—	—	—	—
Ending Balance
Cash	$—	$—	$—	$—
Securities (FV)	1,524,364	1,526,671	1,530,024	1,401,933
Nonadmitted	—	—	—	—

The Company had no repurchase agreement transactions or reverse repurchase agreement transactions accounted for as a sale.

7.	Investment Gains and Losses

Realized capital gains and losses on bonds, preferred stock, mortgages, and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statutory Statements of Operations but are not included in the computation of net gain from operations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Changes in unrealized gains and losses on investments are reported as a component of capital and surplus, net of deferred income taxes.

Reported realized gains and losses for the years ended December 31, 2024, 2023, and 2022, respectively, are summarized as follows:

	Years Ended December 31,
	2024	2023	2022
Realized gains (losses):
Bonds	$(53,388)	$(158,598)	$(11,794)
Preferred stocks	(39,236)	(7,246)	(1)
Common stocks	22,914	28,081	824
Mortgage loans	547	(31)	(397)
Derivatives	(170,259)	(63,921)	2,397
Other invested assets	(1,189)	(24,778)	10,047
Cash, cash equivalents and short-term investments	1	(6)	—
Reinsurance realized gains	169,467	59,814	5,970

Subtotal	(71,143)	(166,685)	7,046
Less capital gains tax expense (benefit)	(5,511)	(18,439)	3

Net realized gains (losses)	(65,632)	(148,246)	7,043

Less gains (losses) transferred to IMR (net of taxes)	(40,634)	(155,453)	(7,143)

Net realized gains (losses) after tax and IMR transfer	$(24,998)	$7,207	$14,186

Proceeds from sales of investments in bonds and stocks (excluding maturity proceeds) during 2024, 2023, and 2022 were $4,455,828, $1,584,172, and $3,428,161, respectively, including non-cash transactions of $487,835, $585,134, and $217,169, respectively. Gross gains of $47,044, $32,519, and $4,182, respectively, and gross losses of $65,284, $159,815, and $15,118 were realized on those sales during 2024, 2023, and 2022, respectively.

Unrealized gains and losses and related deferred capital gains tax were as follows:

	Years Ended December 31,
	2024	2023	2022
Changes in Net Unrealized Capital Gains (Losses):
Bonds	$796	$(118)	$(648)
Preferred stocks (unaffiliated)	(1,672)	3,129	(21,496)
Preferred stocks (affiliated)	5,144	—	—
Common stocks (unaffiliated)	(1,042)	868	(2,906)
Common stocks (affiliated)	4,075	(6,723)	(84,618)
Derivatives	26,682	(5,718)	(171,549)
Other invested assets	27,428	55,814	(69,586)

Subtotal	61,411	47,252	(350,803)
Deferred capital gains tax	2,147	4,416	(5,063)

Total	$59,264	$42,836	$(345,740)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

8.	Net Investment Income

Major categories of net investment income for the years ended December 31, 2024, 2023, and 2022, respectively, are summarized as follows:

	Years Ended December 31,
	2024	2023	2022
Income:
Bonds	$1,321,414	$963,014	$734,930
Preferred stocks	45,785	27,470	61,886
Common stocks	15,523	36,809	59,143
Mortgage loans	135,032	109,675	71,115
Contract loans	14,635	14,952	15,604
Derivative instruments	(95,257)	(178,156)	(15,494)
Other invested assets	85,771	69,754	100,589
Cash, cash equivalents and short-term investments	296,301	203,442	97,041
Other investment income	78,088	69,385	63,292

Total gross investment income	1,897,292	1,316,345	1,188,106
Interest expense on surplus notes	(30,237)	(30,236)	(46,061)
Investment expenses	(58,481)	(44,345)	(28,495)

Net investment income before amortization of IMR	1,808,574	1,241,764	1,113,550
Amortization of IMR	(1,792)	1,787	4,436

Net investment income	$1,806,782	$1,243,551	$1,117,986

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company had investment income due and accrued excluded from surplus of $46, $58, and $12, respectively, for the years ended December 31, 2024, 2023, and 2022.

The cumulative amount of paid-in-kind interest included in principal balances was $81,975, $27,105, and $36,243 for the years ended December 31, 2024, 2023, and 2022, respectively. The Company holds investments in trust notes that allow for deferred interest. The Company recorded deferred interest of $114,223, $92,154, and $71,643 during 2024, 2023, and 2022, respectively.

9.	Derivatives

The Company uses derivatives for hedging or replication purposes. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, FIA, and variable annuity products. Futures are used to hedge equity exposure included in FIAs, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Interest rate swaps, options, swaptions, and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not designated as an effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

The Company uses options to hedge the equity exposure embedded in its FIA products with the Morgan Stanley Global Opportunities Index (“MSGO”), OTC options on the S&P 500, the Deutsche Bank Cash Return on Capital Invested (“CROCI”) Sectors III Index, the Deutsche Bank Momentum Asset Allocator (“MAA”) indices, the Barclays First Trust Capital Strength Barclays 5% Index (“FTCS”), and the RBA Select Equity Yield CIBC 5% Index (“RBEY”). Fair value changes in the options embedded within the annuity contract are recorded through income. The Company purchases certain of these options through its investment subsidiary, DLIH 2016-1, which is accounted for in accordance with SSAP No. 48.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy, or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2024 and 2023, the Company pledged $130,800 and $103,151, respectively, in U.S. Treasury securities, corporate bonds, and cash as collateral to counterparties. At December 31, 2024 and 2023, counterparties pledged to the Company $62,799 and $88,105, respectively, in collateral comprised of cash, U.S. Treasury securities, and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at December 31, 2024
	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$7,894,096	$155,394	$—	$155,394
Total Return Swaps	5,000	(15)	—	(15)
Equity Future Forwards	890,363	28,496	—	28,496
FX Forwards	69,950	2,314	—	2,314

Total	$8,859,409	$186,189	$—	$186,189

	Outstanding at December 31, 2023
	Notional Principal Amounts	Fair Value/ Statement Value	Amortized Cost	Unrealized Gain (Loss)
Interest Rate Swaps	$8,229,758	$159,917	$—	$159,917
Equity Future Forwards	915,800	(11,391)	—	(11,391)
FX Forwards	83,455	(2,587)	—	(2,587)

Total	$9,229,013	$145,939	$—	$145,939

At December 31, 2024 and 2023, open futures contracts had a notional value of $1,649,589, and $1,846,766 and a fair value of ($2,649) and ($339), respectively. These amounts did not include the component of variation margin that had already been cash settled. The Company did not have derivative contracts with financing premiums during 2024 or 2023.

10.	Reinsurance

The Company participates in reinsurance with other insurance companies to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this exposure is unlikely. The Company had no uncollectible reinsurance balances written off and no commutation of ceded reinsurance during the years ended December 31, 2024, 2023, and 2022.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual and group life insurance policies. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company has a coinsurance with funds withheld agreement with an unrelated reinsurer which provides reinsurance related to optional guaranteed lifetime withdrawal benefit riders under certain FIA contracts.

The Company has a coinsurance and modified coinsurance agreement, under which it ceded certain in-force variable annuity base contracts to an unaffiliated reinsurer. For the years ended December 31, 2024, 2023, and 2022, premiums ceded under the agreement were $388,744, $273,442, and $362,627, respectively, and benefits ceded (including policy surrenders) were $1,245,115, $1,082,509, and $1,050,937, respectively.

The Company has a reinsurance agreement with DLRC in which the Company cedes certain risks associated with the Company’s variable annuity contracts and associated riders on a combination modified coinsurance and funds withheld coinsurance basis to DLRC (the “VA Treaty”). The VA Treaty transfers hedging risks to DLRC but does not transfer insurance risks. Therefore, the treaty is accounted for using deposit accounting. As a result, certain gains (losses) previously accounted for as other changes in capital and surplus, net investment income, and net realized capital gains (losses) are accounted for as investment (expense) on reinsurance deposit asset/liability. Hedging risk is defined as changes in unrealized hedging instrument gains or losses, realized gains and losses on dispositions of hedging instruments, and investment income or loss from hedging instruments. Investment (income) expense on funds held represents amounts paid or received on hedging instruments that were ceded under the VA Treaty. Ceded realized gains and losses are reported in net realized capital gains (losses). Investment income (expense) on funds held - unrealized represents the unrealized gain or loss for the period on hedging instruments that has been ceded to DLRC. Investment (expense) on reinsurance deposit asset/liability represents the net gains and losses on all hedging instruments ceded under the VA Treaty.

A summary of the pretax impacts of the VA Treaty on the Company’s Statutory Statements of Operations and Statutory Statements of Changes in Capital and Surplus for the years ended December 31, 2024, 2023, and 2022 is as follows:

	Treaty Impacts
	2024	2023	2022
Statements of Operations
Investment (Expense) on Reinsurance Deposit Asset/Liability	$(246,024)	$(261,142)	$(154,844)

Total Revenue	(246,024)	(261,142)	(154,844)

Investment (Income) Expense on Funds Held	(97,179)	(193,389)	37,109

Total Policyholder Benefits and Expenses	(97,179)	(193,389)	37,109

Net Realized Capital Gains	169,467	59,814	5,970

Net Income (Loss)	20,622	(7,939)	(185,983)

Statements of Changes in Capital and Surplus
Investment Income (Expense) on Funds Held - Unrealized	(20,622)	7,939	185,983

Net Change in Capital and Surplus from VA Treaty (excluding reinsurance fee)	$—	$—	$—

The Company recognized a reinsurance deposit liability of $16,639 with a corresponding amount receivable from DLRC reported as Other amounts receivable under affiliated reinsurance contracts at December 31, 2024 and recognized a reinsurance deposit asset of $76,063 with a corresponding payable reported as Funds held under coinsurance at December 31, 2023.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Until December 1, 2024, the Company had a reinsurance agreement with Barbco under which it ceded risks associated with certain of the Company’s in-force COLI and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis (the “COLI Agreement”). The Company also had a reinsurance agreement with Barbco under which it ceded mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis (the “BOLI Agreement”). The Company had liabilities for the funds held under the COLI Agreement with Barbco of $260,713 at December 31, 2023.

During the year, the COLI Agreement and BOLI Agreement were both amended and restated effective December 1, 2024. The amendments to the COLI Agreement removed the funds-held structure and resulted in an additional block of in-force COLI policies with reserves totaling $78,007 being ceded by the Company. Subsequently, but also effective December 1, 2024, the Company entered into a Novation and Release Agreement by and among Barbco, Somerset Reinsurance Ltd. (“Somerset”), an unaffiliated reinsurer with reciprocal jurisdiction, and the Company, pursuant to which Barbco transferred, assigned, and novated all of its rights, title and interest of, and duties, liabilities and obligations under each of the amended and restated agreements, and Somerset accepted, assumed, and reinsured such rights, title, interests, duties, liabilities, and obligations in order to accomplish novation of the two amended and restated reinsurance agreements to Somerset. As of December 31, 2024, the reserve credit for this block of business was $361,802.

Effective December 31, 2023, the Company entered into a reinsurance agreement with DLAC to cede a block of MYGA contracts on a coinsurance basis. Pursuant to the agreement, the Company ceded a 10% quota share of the activity associated with the MYGAs, including initial statutory reserves totaling $118,857 at December 31, 2023, and it received a $6,700 ceding commission from DLAC. In exchange for DLAC’s assumption of the initial statutory reserves, the Company transferred assets totaling $118,857 to DLAC. Benefits ceded under this agreement totaled $4,004 and $0 for the years ended December 31, 2024 and 2023, respectively.

The effects of reinsurance on premiums and benefits (excluding policy surrenders) were as follows:

	Years Ended December 31,
	2024	2023	2022
Premiums and Annuity Considerations:
Direct	$7,246,919	$5,803,753	$2,883,622
Assumed	3,136	—	—
Ceded - Affiliated	(42,063)	(49,873)	(54,453)
Ceded - Non-affiliated	(427,966)	(307,555)	(393,098)

Net Premiums and Annuity Considerations	$6,780,026	$5,446,325	$2,436,071

Insurance and Other Individual Policy Benefits and Claims:
Direct	$959,164	$949,977	$955,376
Assumed - Non-affiliated	5,154	3,082	4,523
Ceded - Affiliated	(40,254)	(44,762)	(54,896)
Ceded - Non-affiliated	(357,583)	(350,727)	(358,202)

Net Policy Benefits and Claims	$566,481	$557,570	$546,801

In addition to the reinsurance activity disclosed in the table above, the transfer of assets by the Company to DLAC as part of the coinsurance agreement between the two companies was recorded as a reduction to income on the Statutory Statements of Operations during 2023.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

11.	Reserves

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2024 and 2023, the Company had $5,095 and $5,901, respectively, of insurance in force, for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Premium deficiency reserves to cover the above insurance totaled $2,816 and $2,855 as of December 31, 2024 and 2023, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions.

Other than normal updates of reserves, there were no significant reserve changes for the year ended December 31, 2024. The details for other changes in reserves for the year ended December 31, 2023 were as follows:

	2023
Item	Total	Ordinary Individual Annuities	Group Annuities
Reserves ceded on coinsurance agreement	$(118,857)	$(118,857)	$—

Total change	$(118,857)	$(118,857)	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

12.	Withdrawal Characteristics of Annuity Actuarial Reserves and Deposit-Type Liabilities

As of December 31, 2024, the withdrawal characteristics of the Company’s individual and group annuity reserves and deposit-type contracts are summarized as follows:

Individual Annuities	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$22,779,654	$121,776	$—	$22,901,430	85.9%
At Book Value Less Current Surrender Charge of 5% or More	883,214	—	—	883,214	3.3%
At Fair Value	—	—	1,372,595	1,372,595	5.1%

Total with Adjustment or at Market Value	23,662,868	121,776	1,372,595	25,157,239	94.4%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,271,125	—	—	1,271,125	4.8%
Not Subject to Discretionary Withdrawal	188,485	—	46,437	234,922	0.9%

Total (Gross: Direct and Assumed)	25,122,478	121,776	1,419,032	26,663,286	100.0%
Reinsurance Ceded	371,053	—	—	371,053

Total (Net)	$24,751,425	$121,776	$1,419,032	$26,292,233

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$58,372	$—	$—	$58,372

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Group Annuities	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$91,852	$—	$91,852	1.3%
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	— %
At Fair Value	—	—	6,776,480	6,776,480	96.0%

Total with Adjustment or at Market Value	—	91,852	6,776,480	6,868,332	97.3%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	27,969	—	—	27,969	0.4%
Not Subject to Discretionary Withdrawal	163,499	—	—	163,499	2.3%

Total (Gross: Direct and Assumed)	191,468	91,852	6,776,480	7,059,800	100.0%
Reinsurance Ceded	78,420	—	—	78,420

Total (Net)	$113,048	$91,852	$6,776,480	$6,981,380

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

Deposit-Type Contracts (no life contingencies)	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$—	$—	$—	— %
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	— %
At Fair Value	—	—	330,532	330,532	10.9%

Total with Adjustment or at Market Value	—	—	330,532	330,532	10.9%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	— %
Not Subject to Discretionary Withdrawal	2,710,520	—	—	2,710,520	89.1%

Total (Gross: Direct and Assumed)	2,710,520	—	330,532	3,041,052	100.0%
Reinsurance Ceded	2,411	—	—	2,411

Total (Net)	$2,708,109	$—	$330,532	$3,038,641

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the Company’s General Account and Separate Accounts as of December 31, 2024:

December 31, 2024
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$24,687,251
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	177,221
Exhibit 7, Deposit-Type Contracts	2,708,109

Subtotal General Account	27,572,581

Separate Account Annual Statement:
Exhibit 3, Annuities Section, Total (net)	8,362,703
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	46,437
Other contract deposit funds	330,533

Subtotal Separate Account	8,739,673

Combined Total	$36,312,254

As of December 31, 2023, the withdrawal characteristics of the Company’s individual and group annuity reserves and deposit-type contracts are summarized as follows:

Individual Annuities	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$18,188,596	$154,691	$—	$18,343,287	84.5%
At Book Value Less Current Surrender Charge of 5% or More	805,364	—	—	805,364	3.7%
At Fair Value	—	—	1,109,874	1,109,874	5.1%

Total with Adjustment or at Market Value	18,993,960	154,691	1,109,874	20,258,525	93.3%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,202,619	—	—	1,202,619	5.5%
Not Subject to Discretionary Withdrawal	222,480	—	42,205	264,685	1.2%

Total (Gross: Direct and Assumed)	20,419,059	154,691	1,152,079	21,725,829	100.0%
Reinsurance Ceded	275,074	—	—	275,074

Total (Net)	$20,143,985	$154,691	$1,152,079	$21,450,755

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$116	$—	$—	$116

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Group Annuities	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$114,680	$—	$114,680	1.5%
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	— %
At Fair Value	—	—	7,222,652	7,222,652	95.8%

Total with Adjustment or at Market Value	—	114,680	7,222,652	7,337,332	97.3%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	31,290	—	—	31,290	0.4%
Not Subject to Discretionary Withdrawal	176,489	—	—	176,489	2.3%

Total (Gross: Direct and Assumed)	207,779	114,680	7,222,652	7,545,111	100.0%
Reinsurance Ceded	39,732	—	—	39,732

Total (Net)	$168,047	$114,680	$7,222,652	$7,505,379

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

Deposit-Type Contracts (no life contingencies)	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$—	$—	$—	$—	— %
At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	— %
At Fair Value	—	—	323,124	323,124	14.0%

Total with Adjustment or at Market Value	—	—	323,124	323,124	14.0%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	—	—	—	—	— %
Not Subject to Discretionary Withdrawal	1,982,424	—	—	1,982,424	86.0%

Total (Gross: Direct and Assumed)	1,982,424	—	323,124	2,305,548	100.0%
Reinsurance Ceded	2,927	—	—	2,927

Total (Net)	$1,979,497	$—	$323,124	$2,302,621

Amount included at book value less surrender charge of 5% or more that will be at book value without adjustment in the next year	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Below is the reconciliation of the annuity actuarial reserves, deposit-type contract funds, and other liabilities without life or disability contingencies from the Company’s General Account and Separate Accounts as of December 31, 2023:

December 31, 2023
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$20,124,813
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	187,219
Exhibit 7, Deposit-Type Contracts	1,979,497

Subtotal General Account	22,291,529
Separate Account Annual Statement:
Exhibit 3, Annuities Section, Total (net)	8,601,897
Exhibit 3, Supplementary Contracts with Life Contingencies Section, Total (net)	42,205
Other contract deposit funds	323,124

Subtotal Separate Account	8,967,226

Combined Total	$31,258,755

13.	Analysis of Life Actuarial Reserves by Withdrawal Characteristics

The amounts of account value, cash value, and reserve breakouts of life insurance by withdrawal characteristics for the Company’s General Account products and Separate Account non-guaranteed products are shown in the tables below as of December 31, 2024 or 2023. The Company had no life Separate Account products with guarantees at December 31, 2024 or 2023.

	December 31, 2024
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	31,983	29,702	33,591
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	15,137	15,137	15,137
Variable Universal Life	390,862	392,591	402,821
Miscellaneous Reserves	570,381	569,978	571,000
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	—	—	153
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	7
Disability - Disabled Lives	—	—	222
Miscellaneous Reserves	—	—	5,847

Total (gross: direct + assumed)	1,008,363	1,007,408	1,028,778

Reinsurance Ceded	360,453	362,296	381,768

Total (net)	$647,910	$645,112	$647,010

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

December 31, 2024
Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	—	—	—
Variable Universal Life	49,304	49,304	49,304
Miscellaneous Reserves	7,732,027	7,732,027	7,726,571
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total (gross: direct + assumed)	7,781,331	7,781,331	7,775,875

Reinsurance Ceded	—	—	—

Total (net)	$7,781,331	$7,781,331	$7,775,875

Below is a reconciliation of the life reserves from the Company’s General Account and Separate Accounts as of December 31, 2024:

December 31, 2024
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$639,926
Exhibit 5, Disability - Active Lives Section, Total (net)	—
Exhibit 5, Disability - Disabled Lives Section, Total (net)	222
Exhibit 5, Miscellaneous Reserves Section, Total (net)	6,862

Subtotal General Account	647,010

Separate Account Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	7,775,875

Subtotal Separate Account	7,775,875

Combined Total	$8,422,885

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2023
General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	33,600	31,252	35,236
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	14,614	14,614	14,614
Variable Universal Life	401,236	402,990	403,849
Miscellaneous Reserves	602,888	602,036	603,074
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	—	—	144
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	7
Disability - Disabled Lives	—	—	295
Miscellaneous Reserves	—	—	7,576

Total (gross: direct + assumed)	1,052,338	1,050,892	1,064,795

Reinsurance Ceded	294,988	296,293	317,845

Total (net)	$757,350	$754,599	$746,950

December 31, 2023
Separate Account Non-Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—
Universal Life	—	—	—
Universal Life with Secondary Guarantees	—	—	—
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—
Variable Life	46,186	46,186	46,186
Variable Universal Life	7,640,044	7,640,044	7,641,444
Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or no cash values
Term Policies with Cash Value	—	—	—
Accidental Death Benefits	—	—	—
Disability - Active Lives	—	—	—
Disability - Disabled Lives	—	—	—
Miscellaneous Reserves	—	—	—

Total (gross: direct + assumed)	7,686,230	7,686,230	7,687,630

Reinsurance Ceded	—	—	—

Total (net)	$7,686,230	$7,686,230	$7,687,630

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Below is a reconciliation of the life reserves from the Company’s General Account and Separate Accounts as of December 31, 2023:

December 31, 2023
Life & Accident & Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$738,114
Exhibit 5, Disability - Active Lives Section, Total (net)	7
Exhibit 5, Disability - Disabled Lives Section, Total (net)	295
Exhibit 5, Miscellaneous Reserves Section, Total (net)	8,534

Subtotal General Account	746,950

Separate Account Annual Statement:
Exhibit 3, Life Insurance Section, Total (net)	7,687,630

Subtotal Separate Account	7,687,630

Combined Total	$8,434,580

14.	Separate Accounts

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable separate accounts include individual and group life and annuity contracts. The assets (securities) in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life and annuity contracts” in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns separate account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statutory Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Delaware Life Variable Life

•	Delaware Life Variable Annuity

•	Delaware Life Market Value Adjusted Annuity

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” versus “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2024 and 2023 were attributable to the following products:

	December 31, 2024
Product	Legally Insulated Assets	Not Legally Insulated Assets	Total
Variable Life	$8,861,621	$—	$8,861,621
Variable Annuity	8,579,982	—	8,579,982
MVA Annuity	—	385,779	385,779

Total	$17,441,603	$385,779	$17,827,382

	December 31, 2023
Product	Legally Insulated Assets	Not Legally Insulated Assets	Total
Variable Life	$8,568,227	$—	$8,568,227
Variable Annuity	8,737,714	—	8,737,714
MVA Annuity	—	421,868	421,868

Total	$17,305,941	$421,868	$17,727,809

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statutory Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with separate account guarantees, risk charges of $190,217, $182,305, and $192,357 were received by the General Account from the Separate Accounts during the years ended December 31, 2024, 2023, and 2022, respectively.

For the years ended December 31, 2024, 2023, and 2022, the Company’s General Account paid $92,975, $85,397, and $104,861 for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

An analysis of the separate account reserves as of December 31, 2024 and 2023 is as follows:

	December 31, 2024
	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits	$1,835	$376,216	$378,051
Reserves at December 31, 2024
For Accounts with Assets at:
Fair Value	91,852	16,301,920	16,393,772
Amortized Cost	121,776	—	121,776

Total Reserves	$213,628	$16,301,920	$16,515,548

By Withdrawal Characteristics:
With Market Value Adjustment	$213,628	$—	$213,628
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	833,824	833,824
At Fair Value	—	15,421,660	15,421,660

Subtotal	213,628	16,255,484	16,469,112
Not Subject to Discretionary Withdrawal	—	46,436	46,436

Total	$213,628	$16,301,920	$16,515,548

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2023
	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits	$(2,913)	$310,103	$307,190
Reserves at December 31, 2023
For Accounts with Assets at:
Fair Value	114,680	16,385,486	16,500,166
Amortized Cost	154,690	—	154,690

Total Reserves	$269,370	$16,385,486	$16,654,856

By Withdrawal Characteristics:
With Market Value Adjustment	$269,370	$—	$269,370
At Book Value Without Market Value Adjustment and with current surrender charge of 5% or more	—	569,857	569,857
At Fair Value	—	15,773,424	15,773,424

Subtotal	269,370	16,343,281	16,612,651
Not Subject to Discretionary Withdrawal	—	42,205	42,205

Total	$269,370	$16,385,486	$16,654,856

Below is the reconciliation of “Net Transfers from Separate Accounts net of reinsurance” in the Statutory Statements of Operations:

	Years Ended December 31,
	2024	2023	2022
Transfers to Separate Accounts	$378,051	$307,190	$382,649
Transfers from Separate Accounts	(1,501,963)	(1,290,374)	(1,216,506)

Net Transfers from Separate Accounts net of reinsurance in the Statement of Operations	$(1,123,912)	$(983,184)	$(833,857)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

15.	Fair Value of Financial Instruments

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and therefore, represents an exit price. Fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flow. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, certain Level 3 derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non-investment type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value (“SSAP No. 100R”). The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1: Fair value is based on unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2: Fair value is based on quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

Level 3: Fair value is based on valuations derived from techniques in which one or more significant inputs are unobservable (supported by little or no market activity). Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, a financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument. From time to time, there may be movements between levels as inputs become more or less observable, which may depend on several factors including the activity of the market for the specific security, the activity of the market for similar securities, the level of risk spreads and the source of the information from which we obtain the information. Transfers in or out of any level are measured as of the beginning of the period. Pursuant to SSAP No. 100R, the Company is permitted to utilize net asset value (“NAV”) as a practical expedient to fair value for certain investments that qualify for such treatment. Investments reported at NAV are separately identified in the table below.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Valuation of Financial Instruments Held at Fair Value by Fair Value Hierarchy Levels

The following tables present the Company’s assets and liabilities measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024 and 2023:

	December 31, 2024
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at fair value:
Bonds
Industrial and miscellaneous	$—	$51,478	$7,620	$—	$59,098
Preferred Stocks
Industrial and miscellaneous	—	22,216	—	—	22,216
Parent, subsidiaries and affiliates	—	246,274	—	—	246,274
Common Stocks
Industrial and miscellaneous	14,969	288	31,381	3,357	49,995
Other Invested Assets
Industrial and miscellaneous	—	43,103	3,023	—	46,126
Derivative assets
Interest rate contracts	710,540	—	—	—	710,540
Equity contracts	538	28,497	—	—	29,035
FX contracts	—	—	2,392	—	2,392
Separate Accounts assets (a) (b)	12,298,884	3,623,106	302,886	125,578	16,350,454

Total assets at fair value/NAV	$13,024,931	$4,014,962	$347,302	$128,935	$17,516,130

Liabilities at fair value:
Derivative liabilities
Interest rate contracts	$581,625	$15	$—	$—	$581,640
Equity contracts	1,259	—	—	—	1,259
FX contracts	—	—	78	—	78

Total liabilities at fair value	$582,884	$15	$78	$—	$582,977

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2023
Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	NAV	Total
Assets at fair value:
Cash, cash equivalents and short-term investments
Government - Treasury	$—	$1,699	$—	$—	$1,699
Bonds
Hybrid securities	—	2,702	—	—	2,702
Industrial and miscellaneous	—	11,150	—	—	11,150
Preferred Stocks
Industrial and miscellaneous	—	27,237	—	—	27,237
Parent, subsidiaries and affiliates	—	241,130	—	—	241,130
Common Stocks
Industrial and miscellaneous	16,115	16,000	20,112	3,194	55,421
Other Invested Assets
Industrial and miscellaneous	—	21,437	21,493	—	42,930
Derivative assets
Interest rate contracts	564,194	—	—	—	564,194
Equity contracts	2,569	135	—	—	2,704
FX contracts	—	—	67	—	67
Separate Accounts assets (a)(b)	12,742,594	3,189,851	291,900	121,382	16,345,727

Total assets at fair value	$13,325,472	$3,511,341	$333,572	$124,576	$17,294,961

Liabilities at fair value:
Derivative liabilities
Interest rate contracts	$416,702	$—	$—	$—	$416,702
Equity contracts	306	11,526	—	—	11,832
FX contracts	—	—	2,654	—	2,654

Total liabilities at fair value	$417,008	$11,526	$2,654	$—	$431,188

(a)

Separate account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate account assets also exclude $1,235,380 and $1,102,527 of investment income and receivables due at December 31, 2024 and 2023, respectively.

(b)

Includes assets with a fair value of $125,578 and $121,382 at December 31, 2024 and 2023 respectively, in hedge funds, private equities, and other alternative investments for which fair value is measured at NAV using the practical expedient. These investments are not quoted on a securities exchange or the OTC market. As of December 31, 2024 or 2023, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2024 and December 31, 2023.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following tables are a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value which were categorized as Level 3 for the years ended December 31, 2024 and 2023:

2024	Balance at January 1, 2024	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024
Assets:
Common Stocks - Unaffiliated	$20,112	$25,658	$(14,356)	$3,609	$5	$15,737	$—	$(19,384)	$—	$31,381
Bonds
Industrial and miscellaneous - unaffiliated	—	16,540	—	(4,987)	(158)	—	—	(3,775)	—	7,620
Other Invested Assets	21,493	—	(5,000)	(1,226)	6,198	—	—	(18,442)	—	3,023
Derivative Assets	67	—	—	4,908	2,325	—	—	—	(4,908)	2,392
Separate Accounts Assets	291,900	2	(6,609)	(26)	3,983	162,821	—	(148,725)	(460)	302,886

Total Assets	$333,572	$42,200	$(25,965)	$2,278	$12,353	$178,558	$—	$(190,326)	$(5,368)	$347,302

Liabilities:
FX Contracts	$2,654	$—	$—	$5,700	$(2,576)	$—	$—	$—	$(5,700)	$78

Total Liabilities	$2,654	$—	$—	$5,700	$(2,576)	$—	$—	$—	$(5,700)	$78

2023	Balance at January 1, 2023	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023
Assets:
Common Stocks - Unaffiliated	$27,959	$3	$(4,791)	$—	$152	$69	$—	$(3,280)	$—	$20,112
Bonds
Industrial and miscellaneous - unaffiliated	2,999	11,461	(7,596)	786	866	—	—	(8,516)	—	—
Other Invested Assets	2,071	32,701	—	(724)	(6,492)	—	—	(6,063)	—	21,493
Derivative Assets	52	—	—	7,111	16	—	—	—	(7,112)	67
Separate Accounts Assets	270,387	5,792	(20,426)	502	14,380	94,986	—	(72,489)	(1,232)	291,900

Total Assets	$303,468	$49,957	$(32,813)	$7,675	$8,922	$95,055	$—	$(90,348)	$(8,344)	$333,572

Liabilities:
FX Contracts	$3,205	$—	$—	$9,874	$(551)	$—	$—	$—	$(9,874)	$2,654

Total Liabilities	$3,205	$—	$—	$9,874	$(551)	$—	$—	$—	$(9,874)	$2,654

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made are the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

At the beginning of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an instrument to be transferred between levels.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Quantitative Information about Level 3 Fair Value Measurements

The following tables provide quantitative information about the significant unobservable inputs used for recurring assets measured at fair value in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus categorized within Level 3 for the years ended December 31, 2024 or 2023:

	December 31, 2024
	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Bonds - Unaffiliated - Industrial & Misc.	Matrix Pricing	Spreads	$7,620	0-1	1
Common Stocks	Trade Price	Pricing Valuation Multiple / Discount Rate	31,381	0-1000	554
Other Invested Assets	External Model	Expected Cashflows/Spreads	3,023	0-16	10
Separate Accounts assets	Matrix Pricing	Spreads	2	89	89
	Matrix Pricing	Spreads	447	30	30
	Matrix Pricing	Spreads	300,280	90-112	98
	Market Pricing	Quoted Prices	2,157	100-101	100

Total Assets			$344,910

	December 31, 2023
	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
Common Stocks	Trade Price	Pricing Valuation Multiple/Discount Rate	$20,079	0-1000	389
	External Model	Net Asset Value	33	1	1
Other Invested Assets	External Model	External Cashflows/Spreads	16,503	0-2	1
	Matrix Pricing	Quoted Prices	4,990	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	1,241	90-105	100
	Market Pricing	Spreads	566	38	38
	Market Pricing	Spreads	284,805	50-113	96
	Market Pricing	Quoted Prices	5,288	89-100	92

Total Assets			$333,505

There were no significant changes made in valuation techniques during 2024 and 2023.

The above unobservable input tables do not include immaterial balances related to derivatives which totaled $2,392 and $67 as of December 31, 2024 and December 31, 2023, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Aggregate Fair Value of all Financial Instruments

For financial instruments, the carrying value, fair value, and/or NAV, including the level within the fair value hierarchy, at December 31, 2024 and 2023 were as follows:

	December 31, 2024
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, cash equivalents and short-term investments	$4,193,970	$4,193,943	$706,604	$3,487,366	$—	$—	$—
Bonds	21,331,207	22,182,484	1,585	20,825,479	504,143	—	—
Preferred stocks	776,533	729,639	—	691,643	84,890	—	—
Common stocks (b)	163,633	163,633	14,969	98,248	47,059	3,357	—
Mortgage loans, net of allowance	2,127,304	2,191,508	—	2,127,304	—	—	—
Real estate	175,974	175,974	—	175,974	—	—	—
Derivative assets	768,119	749,791	737,231	28,496	2,392	—	—
Contract Loans	321,513	320,642	—	—	321,513	—
Other invested assets (a) (b)	820,610	822,549	—	779,007	41,603	—	—
Separate account assets	16,572,182	16,592,002	12,302,637	3,840,411	303,557	125,577	—

Total Assets	$47,251,045	$48,122,165	$13,763,026	$32,053,928	$1,305,157	$128,934	$—

Liabilities:
Borrowed money	$50,000	$—	$—	$50,000	$—	$—	$—
Liabilities for deposit-type contracts	2,603,465	2,708,109	—	—	2,603,465	—	—
Derivative liabilities	584,578	586,128	584,486	14	78	—	—
Separate account liabilities	330,533	—	—	—	330,533	—	—

Total Liabilities	$3,568,576	$3,294,237	$584,486	$50,014	$2,934,076	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

	December 31, 2023
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:
Cash, cash equivalents and short-term investments	$3,859,737	$3,859,773	$1,128,103	$2,731,634	$—	$—	—
Bonds	17,082,218	18,134,460	1,599	16,876,810	203,809	—	—
Preferred stocks	799,242	802,140	—	799,242	—	—	—
Common stocks (b)	140,890	140,890	16,115	101,469	20,112	3,194	—
Mortgage loans, net of allowance	1,617,888	1,721,502	—	1,617,888	—	—	—
Derivatives assets	579,905	575,141	579,703	135	67	—	—
Contract Loans	354,125	351,919	—	—	354,125	—	—
Other invested assets (a) (b)	807,216	825,554	—	780,819	26,397	—	—
Separate account assets	16,605,957	16,625,283	12,762,461	3,427,797	294,317	121,382	—

Total assets	$41,847,178	$43,036,662	$14,487,981	$26,335,794	$898,827	$124,576	$—

Liabilities:
Liability for deposit-type contracts	$1,933,048	$1,979,497	$—	$—	$1,933,048	$—	$—
Derivatives liabilities	434,306	435,850	420,126	11,526	2,654	—	—
Separate account liabilities	232,124	323,124	—	—	232,124	—	—

Total liabilities	$2,599,478	$2,738,471	$420,126	$11,526	$2,167,826	$—	$—

(a)

As of December 31, 2024 and 2023, there were $112,504 and $190,986 of unfunded commitments for limited partnership investments, respectively. The investments have liquidity restrictions consisting of either general partner approval or no ability for early redemption.

(b)

The common stock line in the tables above exclude equity method investments with carrying values of $32,571 and $21,549 as of December 31, 2024 and 2023, respectively. The other invested assets line in the tables above exclude equity method investments with carrying values of $766,835 and $667,674 as of December 31, 2024 and 2023, respectively.

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments - The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment, and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

The Company takes into consideration both qualitative and quantitative factors as part of its analysis, including but not limited to, an overall analysis of portfolio fair value movement against general movements in interest rates and spreads. The Company also compares price movement trends, considering the reasons for both significant price movements between periods and a lack of movement where the Company has become aware of securities that experienced a positive or negative credit or other event that would suggest the price provided has not captured market activity.

Preferred stocks - The fair values of preferred stocks are determined using prices provided by third party pricing services or broker quotes. The fair value cannot exceed the stated call price. For privately placed preferred stocks without readily ascertainable fair value, such values are determined utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Common stocks - The fair value of unaffiliated common stocks is based on quoted market prices, where available. The Company records its investments in mutual funds at fair value, which equates to the NAV of the fund. The Company records its investments in common stock of affiliates under the equity method using audited equity. For the Company’s common stock investments measured at NAV, the Company does not anticipate selling these investments for amounts different than NAV and there are no significant restrictions in the liquidation of these investments.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Real estate - The fair value of real estate is determined by the purchase price of the investment, including capitalized expenditures, which was supported by an appraisal near the purchase date. Appraisals are used on an ongoing basis to approximate future fair values.

Derivatives - The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values of options and futures are also based on dealer quotes and market prices.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - The fair values of other invested assets which consist of limited partnerships, limited liability companies, reverse mortgages, collateral loans, and surplus notes are determined as follows:

Collateral loans - The fair value of collateral loans is determined using interest and principal at a yield of interpolated swaps plus a spread. Due to call features present in these securities, the fair value of collateral loans typically approximates carrying value.

Other fixed or variable rate investments - The fair value of fixed or variable rate investments, which includes investments in subsidiaries, certain investments in limited partnerships and limited liability companies, and non-rated residual tranches on ABS, that are accounted for under the equity method was $766,835 and $667,674 at December 31, 2024 and 2023, respectively. In addition to the residual equity tranches on ABS that are accounted for under the equity method, the Company also holds residual tranches that are priced by third-party pricing services. The total fair value of such investments was $142,447 and $158,086 at December 31, 2024 and 2023.

Surplus notes - The fair value of surplus notes is obtained from independent pricing services or pricing models that discount cash flows at a yield of interpolated swaps plus a spread.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 14. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Borrowed money - The fair value is approximated by the unpaid principal balance of debt outstanding.

Deposit-type contracts - The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

16.	Federal Income Taxes

The Inflation Reduction Act (“IRA”) was enacted on August 16, 2022 and included a new corporate alternative minimum tax (“CAMT”). The IRA and CAMT are effective for tax years beginning after 2022. The Company is a non-applicable reporting entity as it relates to the CAMT.

The components of the Company’s DTAs and DTLs as of December 31, 2024 and December 31, 2023 were as follows:

	December 31, 2024			December 31, 2023			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$316,964	$88,775	$405,739	$224,890	$80,137	$305,027	$92,074	$8,638	$100,712
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	316,964	88,775	405,739	224,890	80,137	305,027	92,074	8,638	100,712
Deferred tax assets nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal net admitted deferred tax assets	316,964	88,775	405,739	224,890	80,137	305,027	92,074	8,638	100,712
Deferred tax liabilities	88,896	30,834	119,730	65,299	63,139	128,438	23,597	(32,305)	(8,708)

Net admitted deferred tax assets / (Net deferred tax liabilities)	$228,068	$57,941	$286,009	$159,591	$16,998	$176,589	$68,477	$40,943	$109,420

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

	December 31, 2024			December 31, 2023			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation	244,806	62,036	306,842	165,618	26,600	192,218	79,188	35,436	114,624
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	244,806	62,036	306,842	165,618	26,600	192,218	79,188	35,436	114,624
Adjusted gross deferred tax assets allowed per limitation threshold	XXX	XXX	382,527	XXX	XXX	352,224	XXX	XXX	30,303
Adjusted gross deferred tax assets offset by gross deferred tax liabilities	72,158	26,739	98,897	59,272	53,537	112,809	12,886	(26,798)	(13,912)

Deferred tax assets admitted as the result of application of SSAP No. 101.	$316,964	$88,775	$405,739	$224,890	$80,137	$305,027	$92,074	$8,638	$100,712

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Description	2024	2023
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	733%	823%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above	$2,550,183	$2,348,158

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2024		December 31, 2023		Change
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$316,964	$88,775	$224,890	$80,137	$92,074	$8,638
Percentage of adjusted gross deferred tax assets by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$316,964	$88,775	$224,890	$80,137	$92,074	$8,638
Percentage of net admitted assets by tax character because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company had no temporary differences for which a DTL was not established.

The following tables provide the significant components of the Company’s income taxes incurred and the changes in DTAs and DTLs.

	December 31, 2024	December 31, 2023	December 31, 2022
Current Income Tax
Federal Income Tax Expense from Operations	$197,724	$183,751	$46,564
Federal Income Tax (Benefit) Expense on Net Capital Gains	(5,511)	(18,439)	3

Current Income Tax Expense	$192,213	$165,312	$46,567

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The significant components of the Company’s DTAs and DTLs as of December 31, 2024 and 2023 were as follows:

	December 31, 2024	December 31, 2023	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$247,992	$166,071	$81,921
Investments	2,399	2,402	(3)
Deferred Acquisition Costs	57,874	46,394	11,480
Fixed assets	1,320	1,300	20
Compensation and benefits accrual	320	1,432	(1,112)
Receivables - nonadmitted	4,777	5,013	(236)
Other	2,282	2,278	4

Total Ordinary Deferred Tax Assets	316,964	224,890	92,074
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	316,964	224,890	92,074
Capital
Investments	45,656	47,173	(1,517)
Net capital loss carry-forward	43,119	32,964	10,155

Subtotal	88,775	80,137	8,638
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	88,775	80,137	8,638

Admitted Deferred Tax Assets	405,739	305,027	100,712

Deferred Tax Liabilities:
Ordinary
Investments	59,389	45,990	13,399
Fixed Assets	340	552	(212)
Policyholder Reserves	29,167	18,757	10,410

Subtotal	88,896	65,299	23,597
Capital
Investments	30,834	63,139	(32,305)

Subtotal	30,834	63,139	(32,305)

Deferred Tax Liabilities	119,730	128,438	(8,708)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$286,009	$176,589	$109,420

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the surplus section of the Annual Statement):

Description	December 31, 2024	December 31, 2023	Change
Total Deferred Tax Assets	$405,739	$305,027	$100,712
Total Deferred Tax Liabilities	119,730	128,438	(8,708)

Net Deferred Tax Assets / Deferred Tax Liabilities	286,009	176,589	109,420
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	286,009	176,589	109,420
Tax Effect of Unrealized (Gains)/Losses			2,148
Prior Period Adjustment			3,891

Change in Net Deferred Income Tax			$115,459

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2024, 2023, and 2022 were as follows:

	December 31, 2024			December 31, 2023			December 31, 2022
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Net Income Before Taxes	$389,384	$81,771	21.0%	$154,835	$32,515	21.0%	$298,712	$62,730	21.0%
Investment Related	(3,024)	(635)	(0.2)%	(38,296)	(8,042)	(5.1)%	(778)	(163)	(0.1)%
Change in Non-admitted assets	902	189	—%	(13,668)	(2,870)	(1.9)%	2,647	556	0.2%
Ceding Commission	3,991	838	0.2%	—	—	—%	—	—	—%
Tax Credit Adjustment	(10,350)	(2,174)	(0.6)%	(12,405)	(2,605)	(1.7)%	(10,943)	(2,298)	(0.8)%
Tax Differences in Wholly Owned Subsidiaries	(15,725)	(3,302)	(0.8)%	24,846	5,218	3.4%	(214,556)	(45,057)	(15.1)%
Other	316	67	—%	189	40	—%	19,229	4,038	1.4%

Total Statutory Income Taxes		$76,754	19.6%		$24,256	15.7%		$19,806	6.6%

Federal Income Taxes Incurred		$192,213	49.3%		$165,312	106.8%		$46,567	15.6%
Change in Net Deferred Income Taxes		(115,459)	(29.7)%		(141,057)	(91.1)%		(26,762)	(9.0)%

Total Statutory Income Taxes		$76,754	19.6%		$24,255	15.7%		$19,805	6.6%

As of December 31, 2024, the Company did not have any net operating loss carry-forwards.

As of December 31, 2024, the Company had $205,327 of capital loss carry-forwards, which will expire in 2029, if not utilized.

The Company had no income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2024 and December 31, 2023.

Tax years prior to 2021 are closed for audit or examination under the applicable statute of limitations. The Company is not currently under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax positions (“UTPs”) as of December 31, 2024 and 2023.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2024. The following companies are included in the consolidated return filing:

•	Group 1001, Inc.

•	Group 1001 Insurance Holdings, LLC

•	Group 1001 Services, Inc.

•	Delaware Life (Bermuda) Holdings, Inc.

•	Delaware Life Insurance Company

•	Delaware Life and Annuity Company

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Clear Spring Health (GA), Inc.

•	Clear Spring Health (SC), Inc.

•	Clear Spring Health Community Care, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Clear Spring Health Holdings, LLC

•	Clear Spring Health Management Services, LLC

•	Clear Spring Casualty Insurance Company

•	Clear Spring American Insurance Company

•	Clear Spring National Insurance Company

•	Clear Spring PC Acquisition Corp.

•	Clear Spring PC Holdings, LLC

•	Clear Spring Property and Casualty Company

•	Evolution of Sports, Inc.

•	R.V.I. Holdings, LLC

•	R.V.I. America Corporation

•	RVI Analytical Services, Inc.

•	Transition Services, Inc.

•	R.V.I. Services Co., Inc.

•	R.V.I. Guaranty Co., Ltd.

•	R.V.I. America Insurance Company

•	R.V.I. Acquisition Holdings, LLC

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

A written tax allocation agreement has been approved by the state of domicile of each participating insurance company. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.

17.	Capital and Surplus and Dividend Restrictions

As of December 31, 2024 and 2023, the Company was authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock were issued and outstanding. The Company is not authorized to issue preferred stock.

The Company is subject to certain statutory and regulatory restrictions imposed by the State of Delaware on insurance companies which limits the amount of cash dividends that may be paid to the stockholders. Under Delaware law, cash dividends may be paid only from earned surplus. Additionally, the maximum aggregate amount of ordinary dividends that the Company may declare or pay during any twelve-month period is the greater of: (1) 10% of its statutory surplus, or (2) net gains from operations before net realized capital gains (losses) provided that unassigned surplus is positive and sufficient to cover the payment, each as reported in the prior year’s Annual Statement, unless written approval is obtained from the Department granting a greater amount (i.e., an extraordinary dividend). In addition, no dividend may be paid in excess of unassigned funds. At December 31, 2024, the Company reported surplus as regards policyholders of $2,859,549, gain from operations before net realized capital losses of $262,803, and unassigned funds of $708,826. As of December 31, 2024, the Company may declare an ordinary dividend to shareholders without prior approval from the Department in the maximum amount of $285,955.

The Company did not receive any capital contributions or pay any dividends during 2024. In June 2023, the Company received a capital contribution of $115,000 from DLSH and paid no dividends during 2023. The Company paid an ordinary dividend of $100,000 to DLSH in April 2022 and received a capital contribution of $50,000 from DLSH in December 2022.

The Company reclassified $169,590 and $140,735 from unassigned funds to aggregate write-ins for special surplus funds in accordance with the interpretive guidance established within INT 23-01 as of December 31, 2024 and 2023, respectively.

Surplus Notes

As of December 31, 2024 and 2023, the Company had $390,213 of surplus notes outstanding. During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), pursuant to which the surplus notes were taken into custody by DBTCA on behalf of the holders of the surplus notes (the “Noteholders”). DBTCA collects all surplus note payments and distributes such funds to the Noteholders.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The details of outstanding surplus notes were as follows as of and for the years ended December 31, 2024 and 2023:

2024
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Principal Paid	Life-To-Date Principal Paid	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
1000	12/22/97	8.625%	$250,000	$20,713	$—	$229,287	$1,786	$534,657	11/06/27
1001	11/06/22	7.750%	85,500	85,500	—	—	6,626	14,265	11/06/52
1002	11/06/22	7.750%	24,587	24,587	—	—	1,905	4,102	11/06/52
1003	11/06/22	7.750%	24,612	24,612	—	—	1,907	4,106	11/06/52
2000	12/15/95	7.750%	150,000	—	—	150,000	—	253,791	12/15/52
2002	06/15/23	7.750%	52,301	52,301	—	—	4,053	6,080	12/15/52
2003	06/15/23	7.750%	5,200	5,200	—	—	403	605	12/15/52
2004	06/15/23	7.750%	4,000	4,000	—	—	310	465	12/15/52
2005	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2006	06/15/23	7.750%	1,750	1,750	—	—	136	203	12/15/52
2007	06/15/23	7.750%	1,000	1,000	—	—	78	116	12/15/52
2008	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2009	06/15/23	7.750%	3,000	3,000	—	—	233	349	12/15/52
2010	06/15/23	7.750%	4,950	4,950	—	—	384	575	12/15/52
2011	06/15/23	7.750%	2,000	2,000	—	—	155	233	12/15/52
2012	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2013	06/15/23	7.750%	250	250	—	—	19	29	12/15/52
2014	06/15/23	7.750%	250	250	—	—	19	29	12/15/52
2015	06/15/23	7.750%	100	100	—	—	8	12	12/15/52
2016	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
2017	06/15/23	7.750%	500	500	—	—	39	58	12/15/52
3000	12/15/95	7.626%	150,000	150,000	—	—	11,439	322,954	12/15/52
4000	12/15/95	7.750%	7,500	—	—	7,500	—	12,535	12/15/52
4001	06/15/23	7.750%	7,500	7,500	—	—	581	872	12/15/52

Total	XXX	XXX	$777,000	$390,213	$—	$386,787	$30,237	$1,156,268	XXX

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

2023
Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note	Current Year Principal Paid	Life-To-Date Principal Paid	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Date of Maturity
1000	12/22/97	8.625%	$250,000	$20,713	$—	$229,287	$1,786	$532,871	11/06/27
1001	11/06/22	7.750%	85,500	85,500	—	—	6,626	7,639	11/06/52
1002	11/06/22	7.750%	24,587	24,587	—	—	1,905	2,197	11/06/52
1003	11/06/22	7.750%	24,612	24,612	—	—	1,907	2,199	11/06/52
2000	12/15/95	7.750%	150,000	—	77,301	150,000	2,995	253,791	12/15/52
2002	06/15/23	7.750%	52,301	52,301	—	—	2,027	2,027	12/15/52
2003	06/15/23	7.750%	5,200	5,200	—	—	202	202	12/15/52
2004	06/15/23	7.750%	4,000	4,000	—	—	155	155	12/15/52
2005	06/15/23	7.750%	500	500	—	—	19	19	12/15/52
2006	06/15/23	7.750%	1,750	1,750	—	—	68	68	12/15/52
2007	06/15/23	7.750%	1,000	1,000	—	—	39	39	12/15/52
2008	06/15/23	7.750%	500	500	—	—	19	19	12/15/52
2009	06/15/23	7.750%	3,000	3,000	—	—	116	116	12/15/52
2010	06/15/23	7.750%	4,950	4,950	—	—	192	192	12/15/52
2011	06/15/23	7.750%	2,000	2,000	—	—	78	78	12/15/52
2012	06/15/23	7.750%	500	500	—	—	19	19	12/15/52
2013	06/15/23	7.750%	250	250	—	—	10	10	12/15/52
2014	06/15/23	7.750%	250	250	—	—	10	10	12/15/52
2015	06/15/23	7.750%	100	100	—	—	4	4	12/15/52
2016	06/15/23	7.750%	500	500	—	—	19	19	12/15/52
2017	06/15/23	7.750%	500	500	—	—	19	19	12/15/52
3000	12/15/95	7.626%	150,000	150,000	—	—	11,439	311,515	12/15/52
4000	12/15/95	7.750%	7,500	—	7,500	7,500	291	12,535	12/15/52
4001	06/15/23	7.750%	7,500	7,500	—	—	291	291	12/15/52

Total	XXX	XXX	$777,000	$390,213	$84,801	$386,787	$30,236	$1,126,034	XXX

The proceeds from the issuance of the surplus notes were not used to purchase an asset directly or indirectly from the Noteholders. The surplus notes were not issued as part of a transaction whereby the principal or interest payments are contractually linked to other assets or agreements. There were no surplus note interest or principal payments subject to administrative offsetting provisions.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants, and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth in Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Department.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

During 2022, $134,699 of interests in item 1000 held by Security Benefit Life Insurance Company (“Security Benefit”) were canceled in exchange for three new notes issued by the Company, each with an interest rate of 7.75% and a maturity date of November 6, 2052 (items 1001, 1002 and 1003 in the above tables). The remaining interest in the amount of $20,713 in item 1000 is held solely by the Lange Trust with an interest rate of 8.625% and a maturity date of November 6, 2027. During 2023, Group 1001 Finance purchased $134,699 of interests in the notes listed as item 1001, 1002, and 1003 in the above tables from Security Benefit. In September 2024, Group 1001 Finance sold its interest in notes 1001, 1002, and 1003 to PDIF Feeder I, LLC (“PDIF”), an affiliate. As of December 31, 2024, the interests in items 1001, 1002, and 1003 were held solely by PDIF.

During 2022, the interest rate on item 2000 in the above tables was changed to 7.75% and the maturity date was extended to December 15, 2052. Effective December 15, 2022 and April 28, 2023, Group 1001 Finance purchased $22,301 and $55,000, respectively, of the surplus note held by Security Benefit. On June 15, 2023, $77,301 of interests in item 2000 held by Group 1001 Finance were canceled in exchange for sixteen new notes issued by the Company, each with an interest rate of 7.75% and a maturity date of December 15, 2052 (items 2002 thru 2017 in the above tables). As of December 31, 2024, the interest in item 2002 was held solely by Group 1001 Finance. As of December 31, 2024, the interests in items 2003 thru 2017 were held by the following unaffiliated entities:

Item Number(s)	Noteholder	Carry Value of Note(s)
2003, 2004, 2005	Horace Mann Life Insurance Company	$9,700
2006	Heritage Life Insurance Company	1,750
2007	Puritan Life Insurance Company of America	1,000
2008, 2009	Physicians Mutual Insurance Company	3,500
2010, 2013	Investors Heritage Life Insurance Company	5,200
2011, 2012	Capital Avenue Reinsurance LLC	2,500
2014	Reliance Standard Life Insurance Company	250
2015	HMO Louisiana Inc.	100
2016	Louisiana Health Service & Indemnity Company	500
2017	Factory Mutual Insurance Company	500

Interests in the surplus note in the amount of $150,000, listed as item 3000 in the above tables, are held by Midland National Life Insurance Company (“Midland National”) and North American Company for Life and Health (“North American”), which are both considered related parties of the Company. Midland National and North American hold interests in the amounts of $100,000 and $50,000, respectively. During 2022, the maturity date of this note was extended to December 15, 2052.

The surplus note in the amount of $7,500, listed as item 4000 in the above tables, was held by Security Benefit until December 15, 2022. Effective on this date, Group 1001 Finance purchased the full amount of this surplus note from Security Benefit. During 2022, the interest rate was changed to 7.75% and the maturity date of this note was extended to December 15, 2052. On June 15, 2023, $7,500 of interest in item 4000 held by Group 1001 Finance was canceled in exchange for a new note issued by the Company with an interest rate of 7.75% and a maturity date of December 15, 2052 (item 4001 in the tables above). As of December 31, 2024, the interest in item 4001 is held solely by Group 1001 Finance.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company incurred $30,237, $30,236, and $29,940 of interest on the surplus notes for the years ended December 31, 2024, 2023, and 2022, respectively. Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Insurance Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note interest and principal payments and the related interest accrual in the amount of $2,669 at December 31, 2024 and 2023.

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants, and beneficiaries, as well as all other classes of creditors other than surplus note holders.

After payment in full of certain obligations set forth in 18 Del. Code Ann. tit. 59, § 5918, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full of all principal and interest amounts owing. The Company has no preferred stockholders.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2024 and 2023.

18.	Commitments and Contingent Liabilities

Lease Commitments

Effective January 1, 2021, the Company entered into a lease agreement with Group 1001 Indiana Holdings, LLC, an affiliate, to occupy office space in Zionsville, Indiana. The lease has an expiration date of December 31, 2035 and an option to renew the lease agreement for up to a five-year period. Rental expenses under this lease for 2024, 2023, and 2022 were $2,679, $2,644, and $1,610, respectively. The rent expense recorded in 2024 and 2023 under this lease was inclusive of a $1,000 assessment each year for use of certain additional benefits in excess of, and consistent with, those received under this lease.

During 2022 and 2023, the Company leased office space in Waltham, Massachusetts under a lease with an original expiration date of April 30, 2023 for three premises within an office building known as 1601 Trapelo Road. The termination date of the lease was amended during 2022 and 2023, along with certain other terms and conditions in both the “Second Amendment” and the “Third Amendment,” respectively. Upon execution of the Second Amendment, affiliates of the landlord and an affiliate of the Company simultaneously entered into new lease agreements for two separate office spaces in Waltham, Massachusetts. One of the original premises at 1601 Trapelo Road terminated on June 30, 2023. The remaining two premises terminated on November 1, 2023, the date per the Second Amendment that corresponded with the commencement/occupancy of one of the new leases. Rent expenses during 2024, 2023, and 2022 were $0, $1,485, and $2,421, respectively, under this lease and were partially reimbursed by affiliates.

Effective October 13, 2022, the Company entered into two sublease agreements with PSA to occupy two separate office spaces in Waltham, Massachusetts. The primary leases for the office spaces known as 10 CityPoint and 230 CityPoint are seven-year and eight-year leases, respectively, each with an option to renew for five additional years. The subleases expire no later than one day prior to the expiration of the primary leases. Combined rental expenses under these subleases in 2024 and 2023 were $1,978 and $527, respectively, and the Company was partially reimbursed by an affiliate.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Effective February 2, 2022, the Company entered into an additional sublease agreement with PSA to occupy office space in Ft. Lauderdale, Florida. The sublease agreement expires no later than one day prior to the PSA primary lease expiration. Rental expenses under this sublease in 2024, 2023, and 2022 were $485, $157, and $0, respectively.

At December 31, 2024, the Company’s minimum aggregate lease commitments, for the next five years and thereafter, were as follows:

Operating Leases
Year ended December 31:
2025	$3,593
2026	3,518
2027	3,595
2028	3,672
2029	3,695
Thereafter	12,970

Total	$31,043

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $112,504 and $190,986 as of December 31, 2024, and 2023, respectively.

Guaranty Fund Assessments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1,569 and $2,970 for guaranty fund assessments as of December 31, 2024 and 2023, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2024 and 2023, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Litigation and Other Matters

The Company is involved in various lawsuits in the normal course of business. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Pledged or Restricted Assets

The following assets were restricted (including pledged assets) at December 31, 2024 and 2023:

	Gross (Admitted & Nonadmitted) Restricted								Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2024 Total	2023 Total	Increase/ (Decrease)	Total 2024 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Subject to Repurchase Agreements	$1,088,576	$—	$—	$—	$1,088,576	$816,037	$272,539	$1,088,576	2.11%	2.12%
Subject to Reverse Repurchase Agreements	1,381,907	—	—	—	1,381,907	1,247,707	134,200	1,381,907	2.68%	2.69%
FHLB Capital Stock	93,960	—	—	—	93,960	71,460	22,500	93,960	0.18%	0.18%
On Deposit with States	4,154	—	—	—	4,154	4,181	(27)	4,154	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	2,741,717	—	—	—	2,741,717	2,110,097	631,620	2,741,717	5.33%	5.33%
Pledged as collateral not captured in other categories	826,555	—	—	—	826,555	177,683	648,872	826,555	1.61%	1.61%
Other Restricted Assets	20,944	—	—	—	20,944	18,031	2,913	20,944	0.04%	0.04%

Total Restricted Assets	$6,157,813	$—	$—	$—	$6,157,813	$4,445,196	$1,712,617	$6,157,813	11.96%	11.98%

The following were assets pledged as collateral not captured in other categories, including assets backing funding agreements (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) at December 31, 2024 and 2023:

	Gross Restricted								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2024 Total	2023 Total	Increase/ (Decrease)	Total 2024 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Collateral to Société Générale	$236,825	$—	$—	$—	236,825	$176,883	$59,942	$236,825	0.46%	0.46%
Derivative collateral	267,557	—	—	—	267,557	800	266,757	267,557	0.52%	0.52%
Collateral to CitiGroup, Inc.	322,173	—	—	—	322,173	—	322,173	322,173	0.63%	0.63%

Total	$826,555	$—	$—	$—	$826,555	$177,683	$648,872	$826,555	1.61%	1.61%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate) at December 31, 2024 and 2023:

	Gross Restricted								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2024 Total	2023 Total	Increase/ (Decrease)	Total 2024 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Restricted Cash - Tax Escrow	$—	$—	$—	$—	$—	1,902	$(1,902)	$—	— %	— %
Mortgage Escrow	20,944	—	—	—	20,944	16,129	4,815	20,944	0.04%	0.04%

Total	$20,944	$—	$—	$—	$20,944	$18,031	$2,913	$20,944	0.04%	0.04%

19.	Federal Home Loan Bank

The Company is a member of the Federal Home Loan Bank of Indianapolis (the “FHLB”). Through its membership, the Company utilizes funding agreements issued to the FHLB consistent with its other investment spread operations and considers these funds policyholder liabilities. From time to time, the Company also uses FHLB funds for operations; any funds obtained from the FHLB for use in the Company’s general operations are accounted for as borrowed money. The Company has determined its estimated maximum borrowing capacity with the FHLB as $2,164,369 as of December 31, 2024. The Company calculated this amount in accordance with its current collateral pledged to the FHLB.

FHLB Capital Stock

Aggregate Totals:

As of December 31, 2024	Total	General Account	Separate Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	5,000	5,000	—
Activity Stock	88,960	88,960	—
Excess Stock	—	—	—

Aggregate Total	$93,960	$93,960	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$2,164,369	$—	$—
As of December 31, 2023
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	7	7	—
Activity Stock	69,203	69,203	—
Excess Stock	2,250	2,250	—

Aggregate Total	$71,460	$71,460	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$1,683,708	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	5,000	5,000	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date:

	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$2,618,240	$2,741,717	$2,088,000
Current Year Separate Accounts Total Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$2,618,240	$2,741,717	$2,088,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,966,287	$2,110,097	$1,538,000

Maximum Amount Pledged During Reporting Period:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
Current Year General Account Maximum Collateral Pledged	$2,752,749	$2,867,212	$2,038,000
Current Year Separate Accounts Maximum Collateral Pledged	—	—	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$2,752,749	$2,867,212	$2,038,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$1,966,287	$2,110,097	$1,538,000

Borrowing from FHLB

Amount as of Reporting Date:

As of December 31, 2024	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$50,000	$50,000	$—	XXX
Funding Agreements	2,038,000	2,038,000	—	1,960,750
Other	—	—	—	XXX

Aggregate Total	$2,088,000	$2,088,000	$—	$1,960,750

As of December 31, 2023
Debt	$—	$—	$—	XXX
Funding Agreements	1,538,000	1,538,000	—	1,475,607
Other	—	—	—	XXX

Aggregate Total	$1,538,000	$1,538,000	$—	$1,475,607

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

Maximum Amount During Reporting Period:

	Total	General Account	Separate Accounts
Debt	$50,000	$50,000	$—
Funding Agreements	2,038,000	2,038,000	—
Other	—	—	—

Aggregate Total	$2,088,000	$2,088,000	$—

FHLB - Prepayment Obligations

Does the Company have prepayment obligations under the following arrangements? (YES/NO)
Debt	Yes
Funding Agreements	Yes
Other	No

20.	Reconciliation with Statutory Financial Statements Filed

Subsequent to the filing of the 2024 Annual Statement, management adjusted the accompanying Statutory Statements of Cash Flow to remove a non-cash transaction. A reconciliation between the presentation within the 2024 Annual Statement and the accompanying Statutory Statements of Cash Flow for the year ended December 31, 2024 is provided below.

Statement of Cash Flow	Change	2024 Annual Statement	2024 Statutory Audit Report
Operating activities:
Net investment income received	$(995)	$1,678,899	$1,677,904
Net cash provided by operating activities	(995)	4,814,004	4,813,009
Investing activities:
Proceeds - Bonds	(112,888)	4,217,403	4,104,515
Proceeds - Stocks	(2,066)	185,276	183,210

	(114,954)	4,402,679	4,287,725
Net cash used in investing activities	(114,954)	(4,850,179)	(4,965,133)
Financing and miscellaneous activities:
Other cash (applied) (a)	115,949	(444,267)	(328,318)
Net cash provided by financing and miscellaneous activities	115,949	370,345	486,294

(a)

The 2024 Annual Statement Other cash (applied) line item has been adjusted for comparability to exclude the $36,000 Bilateral loan agreement with affiliate line item, which is presented separately within the accompanying Statutory Statements of Cash Flow.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of DLIC Sub-Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2024 AND 2023 AND

FOR THE YEARS ENDED DECEMBER 31, 2024, 2023 AND 2022

(IN THOUSANDS OF DOLLARS, EXCEPT SHARE AND PER SHARE DATA)

The Company has adjusted these line items to reflect a $115,949 non-cash transaction with respect to the transfer of invested assets in settlement of funds held under reinsurance treaties with unauthorized reinsurers which impacted net cash provided by operating activities, net cash used in investing activities, and net cash provided by financing and miscellaneous activities.

21.	Subsequent Events

The Company has evaluated events and transactions that occurred from January 1, 2025 to April 17, 2025, the date these financial statements were available to be issued. There have been no Type I or Type II events or transactions that occurred subsequent to December 31, 2024 having a material effect on the financial statements, except as discussed below.

Effective January 1, 2025, and in accordance with approval from the Delaware Department on October 10, 2024, the Company transferred all assets and liabilities of the Company’s non-insulated separate account to the Company’s general account. The transfer had no effect on the capital and surplus of the Company.